                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY


                              WAIVER AND AMENDMENT
                            DATED AS OF JUNE 9, 2000

         This WAIVER AND AMENDMENT (this "Agreement") is among PRISON REALTY TRUST, INC., a Maryland corporation (the "Borrower"), the subsidiaries of the Borrower party to the Credit Agreement referred to below (collectively, the "Subsidiary Guarantors"), the Lenders (as defined below), and LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

         1. The Borrower, the Subsidiary Guarantors, the Lenders, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of August 4, 1999, by and among the Borrower, the Subsidiary Guarantors, the lenders party thereto (the "Lenders"), the Administrative Agent, Societe Generale, as documentation agent, Lehman Brothers Inc., as advisor, book manager and lead arranger, The Bank of Nova Scotia, as syndication agent, and Southtrust Bank (formerly known as Southtrust Bank, N.A.), as co-agent (the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

         2. The Borrower has informed the Lenders that certain Events of Default currently exist under the Credit Agreement, as more particularly described below (the "Existing Events of Default").

         3. The Borrower has informed the Lenders that it wishes to engage in certain transactions currently prohibited under the terms of the Credit Agreement, including, without limitation, the Rent Deferral, the Management Opco Merger, the Change in Tax Status, the Agecroft Securitization, the Headquarters Sale-Leaseback and the Service Company Mergers, each as defined below (collectively, the "Transactions").

         4. The Borrower has requested that the Required Lenders and the Required Tranche C Term Lenders (i) waive the Existing Events of Default, (ii) consent to the Transactions and (iii) agree to certain amendments to the Credit Agreement, as more particularly described below.

         5. Subject to the terms and conditions set forth below, the Required Lenders and the Required Tranche C Term Lenders are willing to agree to certain waivers, consents and amendments as more particularly described below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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         1. Defined Terms. For purposes of this Agreement, the following terms shall have the meanings set forth below:

            a. "Agecroft Facility" means the prison facility located in Salford, England, owned by Agecroft.

            b. "Agecroft Securitization" means any transaction pursuant to which the Borrower obtains cash in consideration of its direct or indirect ownership interest in the Agecroft Facility and/or the Agecroft Note, including, without limitation, any issuance of securities or incurrence of Indebtedness by Agecroft or any of its Subsidiaries, any sale of the Agecroft Facility or of the capital stock of Agecroft, or any sale-leaseback of the Agecroft Facility; provided, that (i) any Indebtedness incurred or issued in connection with any such transaction shall be Non-Recourse Debt and (ii) the Net Cash Proceeds received by the Borrower in any such transaction shall be not less than 45,000,000 Pounds Sterling (or the equivalent in United States Dollars on such date).

            c. "Amendment Effective Date" means the date on which all of the conditions precedent to the effectiveness of this Agreement have been satisfied.

            d. "Build-to-Suit Capital Expenditures" means capital expenditures necessary to complete "build-to-suit" contracts entered into with the United States Bureau of Prisons or any other federal or state governmental agency (such other federal or state governmental agency to be reasonably satisfactory to the Required Lenders and the Required Tranche C Term Lenders).

            e. "C Corporation" has the meaning attributed thereto in the Code.

            f. "Change in Tax Status" means the Borrower's election not to be taxed as a REIT, but rather as a C Corporation, commencing with its taxable year ending December 31, 2000 and thereafter, all in connection with the Management Opco Merger.

            g. "Disqualified Stock" means any Capital Stock of any Credit Party that any Credit Party is or, upon the passage of time or the occurrence of any event (in each case prior to December 31, 2006), may become obligated to redeem, purchase, retire, defease or otherwise make any payment in respect of, in consideration other than Capital Stock (other than Disqualified Stock).

            h. "Headquarters Sale-Leaseback" means the sale by the Borrower of the Borrower's headquarters building in Nashville, Tennessee, which results in Net Cash Proceeds to the Borrower of at least $12,000,000, and the subsequent leasing of such headquarters by the Borrower from the purchaser thereof, all on terms and conditions reasonably satisfactory to the Required Lenders and the Required Tranche C Term Lenders.

            i. "Management Opco Merger" means the legal and valid merger of Management Ocpo with and into Management Sub, with Management Sub as the surviving entity, for consideration consisting only of the Borrower's common or preferred stock (other than Disqualified Stock), as more particularly described in the Proxy and in a manner reasonably satisfactory to the Administrative Agent, subject to the continued perfection and priority of the Liens of the Administrative Agent.

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            j. "Management Opco Merger Date" means the earlier of (i) September
15, 2000, and (ii) the date that is five (5) Business Days after the date on which all consents and authorizations necessary to validly and legally consummate the Management Opco Merger have been obtained.

            k. "Management Sub" means the wholly-owned subsidiary of the Borrower formed in connection with the Management Opco Merger.

            l. "MDP" means MDP Ventures IV, LLC, together with any other or successor holder of the notes issued under the MDP Note Purchase Agreement.

            m. "MDP Defaults" means, collectively, (i) the Borrower's failure to deliver to MDP under Section 10.1 of the MDP Note Purchase Agreement a "Repurchase Right Notice" (as defined therein) in connection with the Pacific Life Agreement or the Securities Purchase Agreement, dated as of December 26, 1999, by and between the Borrower and Prison Acquisition Company LLC, (ii) the Borrower's failure to comply with Section 8.5 of the MDP Note Purchase Agreement and (iii) in connection with the Management Opco Merger and the Change in Tax Status, the Borrower's (a) failure to maintain its status as REIT and (b) conduct of business other than financing, owning and developing prisons and other correctional facilities, each as required by the MDP Note Purchase Agreement.

            n. "MDP Note Purchase Agreement" means that certain note purchase agreement, dated as of December 31, 1998, between the Borrower and MDP, relating to the Borrower's 9.5% convertible subordinated notes due December 31, 2008.

            o. "Pacific Life Agreement" means that certain Securities Purchase Agreement, dated as of April 5, 2000, and executed as of April 16, 2000, among the Borrower, certain of the Borrower's subsidiaries, and Pacific Life Insurance Company.

            p. "PMI" means PMI Mezzanine Fund, L.P.

            q. "PMI Defaults" means (i) the Borrower's failure to comply with certain financial covenants under the terms of the PMI Note Purchase Agreement related to: (a) the Borrower's debt service coverage ratio, (b) the Borrower's interest coverage ratio, and (c) the Borrower's ratio of total indebtedness to total capitalization and (ii) in connection with the Management Opco Merger and the Change in Tax Status, the Borrower's failure to maintain its status as a REIT as required by the PMI Note Purchase Agreement.

            r. "PMI Note Purchase Agreement" means that certain note purchase agreement, dated as of December 31, 1998, between the Borrower and PMI, relating to the Borrower's 7.5% Convertible Subordinated Notes due February 28, 2005.

            s. "Proxy" means the Borrower's Amendment No. 1 to Proxy Statement, to be filed with the United States Securities and Exchange Commission (the "SEC") that, if approved by the Borrower's common shareholders, would permit, among other things, the Change in Tax Status and the Management Opco Merger.

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            t. "Rent Deferral" means (i) the deferral (with interest) of cash lease payments due to the Borrower under the Master Lease in December 1999 until February 14, 2000 ($12,945,205) and April 7, 2000 ($11,946,692), and (ii) the
deferral (with interest) of cash lease payments due to the Borrower under the Master Lease for the months of January 2000 through and including September 2000 until September 30, 2000, except for payments of (A) $4,000,000 within five (5) Business Days of May 5, 2000, (B) $2,000,000 within five (5) Business Days of June 16, 2000, (C) $12,000,000 within five (5) Business Days of July 5, 2000,
(D) $8,000,000 within five (5) Business Days of August 5, 2000, and (E) $5,000,000 within five (5) Business Days of September 5, 2000.

            u. "Rights Offering" means an offering made in accordance with all applicable federal and state laws by the Borrower to its then-current common shareholders through the distribution of rights to purchase shares of common stock of the Borrower (based on each shareholder's then-current pro rata share of the Borrower's common stock), which, if consummated, would result in Net Cash Proceeds to the Borrower of at least $50,000,000.

            v. "Service Company Mergers" means the merger of Service Company A and Service Company B with and into the applicable Service Company Subs for aggregate consideration of not more than $10,600,000 (plus up to $2,000,000 to be paid to certain wardens and other employees of Service Company A and Service Company B), in each case in the form of the Borrower's common or preferred stock (other than Disqualified Stock) only, and otherwise on terms and conditions reasonably satisfactory to the Administrative Agent.

            w. "Service Company Subs" means the two wholly-owned subsidiaries of the Borrower created in connection with the Service Company Mergers.

            x. "Statement of Sources and Uses" means the chart or table that will be added as Schedule 6.15 to the Credit Agreement.

         2. Waiver. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Credit Parties set forth in this Agreement, the Required Lenders and Required Tranche C Term Lenders hereby waive the following Events of Default:

            a. Change of Control. The Borrower's failure to comply with Section 9.1(n) of the Credit Agreement to the extent that a "Change of Control" may have arisen by virtue of (i) the Borrower's execution and delivery of the Pacific Life Agreement, (ii) the replacement of Doctor R. Crants as Chairman of the Board of Directors and Chief Executive Officer of the Borrower with Thomas W. Beasley, (iii) the replacement of D. Robert Crants, III as President of the Borrower with J. Michael Quinlan and (iv) the resignation of Michael Devlin as, and the elimination of the position of, chief development officer;

            b. Financial Covenants. The Borrower's failure to comply (i) with the financial covenants contained in Sections 7.11(i) through 7.11(vii) of the Credit Agreement (Sections 7.11(a)(i) through 7.11(a)(vii) of the Credit Agreement as amended by this Agreement) for the periods ending December 31, 1999, March 31, 2000 and June 30, 2000, and (ii) with the requirement set forth in Section 7.1(a) of the Credit Agreement that the opinion of the

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Borrower's accountants delivered with the Borrower's annual financial statement for the year ended December 31, 1999, be unqualified as to the status as a going concern of the Consolidated Parties and Management Opco; and

            c. Restricted Payments. The Borrower's failure to comply with the covenant contained in Section 8.7 of the Credit Agreement by virtue of the dividend on its series A preferred stock declared on March 22, 2000, and paid on April 17, 2000.

         3. MDP Defaults and PMI Defaults. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Credit Parties set forth in this Agreement, the Required Lenders and Required Tranche C Term Lenders hereby agree that, so long as neither MDP nor PMI exercises any remedies or takes any other action adverse to the Borrower or the Lenders (in the reasonable opinion of the Administrative Agent) in connection with either or both of the MDP Defaults or the PMI Defaults, as between the Borrower and the Lenders only, the existence of either the MDP Defaults or the PMI Defaults will not, in and of themselves, directly or indirectly, prevent the Borrower from Borrowing under the Credit Agreement or permit the Administrative Agent or the Lenders to exercise any remedies against any Credit Party under the Credit Agreement or any other Credit Document that would normally be available upon an Event of Default (except with regard to the Lenders' right to charge default interest under Section 3.1 of the Credit Agreement (as amended by this Agreement)), it being understood that (i) the Lenders are not waiving the MDP Defaults or the PMI Defaults and, for purposes of establishing or maintaining the Secured Parties' rights against third parties (including, without limitation, MDP and PMI), the MDP Defaults and PMI Defaults shall continue to exist and (ii) the provisions of this Section 3 shall not be construed as a consent by the Lenders (A) to the issuance by the Borrower of a Repurchase Right Notice under the MDP Note Purchase Agreement, (B) to the repurchase by the Borrower of any of the notes issued under the MDP Note Purchase Agreement or the PMI Note Purchase Agreement, or (C) to the payment or repayment by the Borrower to MDP or PMI, as applicable, of any amounts owing under either the MDP Note Purchase Agreement or the PMI Note Purchase Agreement.

         4. Consents. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Credit Parties set forth in this Agreement, the Required Lenders and Required Tranche C Term Lenders hereby consent to the following transactions:

            a. the Rent Deferral;

            b. the Management Opco Merger on the Management Opco Merger Date;

            c. the Change in Tax Status;

            d. the Agecroft Securitization;

            e. the Headquarters Sale-Leaseback; and

            f. the Service Company Mergers.

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         5. Amendments to Credit Agreement. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Credit Parties set forth in this Agreement, the Borrower, the Required Lenders and the Required Tranche C Term Lenders hereby agree to the following amendments to the Credit Agreement:

            a. Schedules 6.9, 6.13, 6.20(a), 6.20(b), and 6.20(c) are hereby deleted in their entirety and replaced with the corresponding schedules attached hereto as Exhibit A.

            b. Schedules 6.15, 7.23, and 8.18 attached hereto as Exhibit B are hereby added to the Credit Agreement in proper numerical order.

            c. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                  1. ""Account Transfer Deadline" shall have the meaning assigned to such term in Section 7.23."

                  2. ""Agecroft Facility" means the prison facility located in Salford, England, owned by Agecroft."

                  3. ""Agecroft Securitization" means any transaction pursuant to which the Borrower obtains cash in consideration of its direct or indirect ownership interest in the Agecroft Facility and/or the Agecroft Note, including, without limitation, any issuance of securities or incurrence of Indebtedness by Agecroft or any of its Subsidiaries, any sale of the Agecroft Facility or of the capital stock of Agecroft, or any sale-leaseback of the Agecroft Facility; provided, that (i) any Indebtedness incurred or issued in connection with any such transaction shall be Non-Recourse Debt and (ii) the Net Cash Proceeds received by the Borrower in any such transaction shall be not less than 45,000,000 Pounds Sterling (or the equivalent in United States Dollars on such date)."

                  4. ""Amendment Effective Date" means the date on which all of the conditions precedent to the effectiveness of the Waiver and Amendment have been satisfied."

                  5. ""Availability" means, at any time, the Revolving Committed Amount minus the Revolving Obligations at such time."

                  6. ""Availability Reserve" means (a) $42,000,000 through but not including June 30, 2000, (b) $27,000,000 from and including June 30, 2000, through but not including July 21, 2000, (c) $22,000,000 from and including July 21, 2000, through but not including September 30, 2000, (d) $17,000,000 from and including September 30, 2000, through but not including December 31, 2000, and (e) $0.00 from and after December 31, 2000, provided that (x) if the Agecroft Securitization is consummated on any date prior to September 15, 2000, the amounts set forth in (a) through (c) above shall on such date be increased by an amount equal to fifty percent (50%) of the Net Cash Proceeds therefrom and (y) if the Pacific Life Investment is not consummated on or before September 15, 2000, the amounts set forth in each of (c) and (d) above shall on such date be decreased by $12,000,000."

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                  7. ""Build-to-Suit Capital Expenditures" means capital
         expenditures necessary to complete "build-to-suit" contracts entered into with the United States Bureau of Prisons or any other federal or state governmental agency (such other federal or state governmental agency to be reasonably satisfactory to the Required Lenders and the Required Tranche C Term Lenders)."

                  8. ""C Corporation" has the meaning attributed thereto in the Code."

                  9. ""Change in Tax Status" means the Borrower's election not to be taxed as a REIT, but rather as a C Corporation, commencing with its taxable year ending December 31, 2000, and thereafter in connection with the Management Opco Merger."

                  10. ""Consolidated Current Assets" means at any date, all amounts (other than cash and Cash Equivalents) which would, in conformity with GAAP, be set forth under the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Consolidated Parties at such date."

                  11. ""Consolidated Current Liabilities" means at any date, all amounts that would, in conformity with GAAP, be set forth under the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Consolidated Parties at such date, but excluding the current portion of any Funded Debt of the Consolidated Parties."

                  12. ""Consolidated Working Capital" means at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date."

                  13. ""Disqualified Stock" means any Capital Stock of any Credit Party that any Credit Party is or, upon the passage of time or the occurrence of any event (in each case prior to December 31, 2006), may become obligated to redeem, purchase, retire, defease or otherwise make any payment in respect of, in consideration other than Capital Stock (other than Disqualified Stock)."

                  14. ""Excess Cash Flow" means for either of (x) the first and second fiscal quarters of any fiscal year of the Consolidated Parties or (y) the third and fourth fiscal quarters of any fiscal year of the Consolidated Parties, the excess, if any, of Post Merger EBITDA for such two fiscal quarters plus any decrease in Consolidated Working Capital during such two fiscal quarters, minus (i) the aggregate amount of cash actually paid by the Consolidated Parties during such two fiscal quarters on account of capital expenditures, (ii) the aggregate amount of cash actually paid by the Consolidated Parties during such two fiscal quarters on account of taxes, (iii) any increase in Consolidated Working Capital during such two fiscal quarters, (iv) any regularly-scheduled amortization of the Term Loans and the Tranche C Term Loans during such two fiscal quarters, (v) Consolidated Interest Expense for such two fiscal quarters, and (vi) any repayment of Indebtedness during such two fiscal quarters (other than any repayment of current Indebtedness and any mandatory repayment of Term Loans and Tranche C Term Loans during such two fiscal quarters)."

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                  15. ""Excluded Credit Party Accounts" shall have the meaning assigned to such term in Section 7.23."

                  16. ""Excluded Management Opco Accounts" shall have the meaning assigned to such term in Section 7.23."

                  17. ""Fixed Charge Coverage Ratio" means, as of the end of each fiscal quarter of the Consolidated Parties, for the twelve month period ending on such date, the ratio of (i) Post Merger EBITDA for such period minus capital expenditures made during such period to (ii) Consolidated Interest Expense for such period plus cash taxes actually paid during such period plus any regularly-scheduled amortization of the Term Loans and the Tranche C Term Loans during such period."

                  18. ""Funded Debt" means, as to any Person, all Indebtedness of such Person of the types described in clauses (a) through (d) and
         (m) and (n) of the definition of "Indebtedness" in this Section 1.1."

                  19. ""Headquarters Sale-Leaseback" means the sale by the Borrower of the Borrower's headquarters building in Nashville, Tennessee, which results in Net Cash Proceeds to the Borrower of at least $12,000,000, and the subsequent leasing of such headquarters by the Borrower from the purchaser thereof, all on terms and conditions reasonably satisfactory to the Required Lenders and the Required Tranche C Term Lenders."

                  20. ""LTM Post Merger EBITDA" shall have the meaning assigned to such term in Section 7.11(b)."

                  21. ""Management Opco Merger" means the legal and valid merger of Management Opco with and into Management Sub, with Management Sub as the surviving entity, as more particularly described in the Proxy and in a manner reasonably satisfactory to the Administrative Agent, subject to the continued perfection and priority of the Liens of the Administrative Agent on the Collateral."

                  22. ""Management Opco Merger Date" means the earlier of (i) September 15, 2000, and (ii) the date that is 5 Business Days after the date on which all consents and authorizations necessary to validly and legally consummate the Management Opco Merger have been obtained."

                  23. ""Management Sub" means the wholly-owned subsidiary of the Borrower formed in connection with the Management Opco Merger."

                  24. ""MDP" means MDP Ventures IV, LLC, together with any other or successor holder of the notes issued under the MDP Note Purchase Agreement."

                  25. ""MDP Defaults" means, collectively, (i) the Borrower's failure to deliver to MDP under Section 10.1 of the MDP Note Purchase Agreement a "Repurchase Right Notice" (as defined therein) in connection with (a) the Securities Purchase Agreement, dated as of April 5, 2000, and executed as April 16, 2000, among the Borrower, certain of the Borrower's subsidiaries, and Pacific Life Insurance Company or (b) the Securities Purchase Agreement, dated as of December 26, 1999, by and between the Borrower and Prison Acquisition Company LLC, (ii) the Borrower's failure to comply with Section 8.5 of the MDP Note Purchase Agreement and (iii) in connection with the Management Opco Merger and the Change in Tax Status, the Borrower's (a) failure to maintain its status as REIT and (b) conduct of business other than financing, owning and developing prisons and other correctional facilities, each as required by the MDP Note Purchase Agreement."

                  26. ""MDP Note Purchase Agreement" means that certain note purchase agreement, dated as of December 31, 1998, between the Borrower and MDP, relating to the Borrower's 9.5% convertible subordinated notes due December 31, 2008."

                  27. ""New CEO" shall have the meaning assigned to such term in
         Section 9.1(q)."

                  28. ""Pacific Life Investment" means the cash investment in the Borrower by Pacific Life Insurance Company and/or existing holders of the Borrower's common stock of at least $200,000,000, pursuant to the terms and conditions of that certain Securities Purchase Agreement, dated as of April 5, 2000, and executed as of April 16, 2000, among the Borrower, certain of the Borrower's subsidiaries, and Pacific Life Insurance Company, as amended or otherwise modified with the prior consent of the Required Lenders and the Required Tranche C Term Lenders."

                  29. ""PMI" means PMI Mezzanine Fund, L.P."

                  30. ""PMI Defaults" means (i) the Borrower's failure to comply with certain financial covenants under the terms of the PMI Note Purchase Agreement related to: (a) the Borrower's debt service coverage ratio, (b) the Borrower's interest coverage ratio, and (c) the Borrower's ratio of total indebtedness to total capitalization and (ii) in connection with the Management Opco Merger and the Change in Tax Status, the Borrower's failure to maintain its status as a REIT as required by the PMI Note Purchase Agreement."

                  31. ""PMI Note Purchase Agreement" means that certain note purchase agreement, dated as of December 31, 1998, between the Borrower and PMI, relating to the Borrower's 7.5% Convertible Subordinated Notes due February 28, 2005."

                  32. ""Post Merger Adjusted Cash Flow" means, with respect to any Real Property, as of the end of each fiscal quarter of the Consolidated Parties, Post Merger EBITDA (as herein defined) for the fiscal quarter ending on such date with respect to such Real Property only."

                  33. ""Post Merger Borrowing Base Value" means, at any date of determination with respect to each Borrowing Base Property, an amount for such Borrowing Base Property equal to 75% of the Post Merger Implied Value of such Borrowing Base Property."

                  34. ""Post Merger EBITDA" shall mean for any fiscal period, an amount equal to (a) Consolidated Net Income for such period, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gains from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (including any fixed assets, whether tangible or intangible) and (v) any other non-cash gains which have been added in determining Consolidated Net Income, in each case to the extent included in the calculation of Consolidated Net Income for such period in accordance with GAAP, but without duplication, plus (c) the sum of (i) any provision for income taxes, (ii) Consolidated Interest Expense, (iii) loss from extraordinary items for such period, (iv) the amount of non-cash charges (including depreciation and amortization) for such period, in each case to the extent included in the calculation of Consolidated Net Income for such period in accordance with GAAP, but without duplication. In addition "Post Merger EBITDA" will include payments representing principal and interest under management agreements or direct financing leases, where such principal and interest represent reimbursement for construction of a facility the title to which is required to be transferred to a governmental authority."

                  35. ""Post Merger Implied Value" means, with respect to any Real Property on any date, an amount equal to the Post Merger Adjusted Cash Flow of such Real Property for the immediately preceding four full fiscal quarters, based on multiplying the most recently ended quarter on or prior to such date times 4, divided by the Capitalization Rate. For purposes of determining the Post Merger Implied Value of any Real Property which has not been operational for a full fiscal quarter, the Post Merger Adjusted Cash Flow attributable to such Real Property shall be deemed to be the result obtained by extrapolating from the components of the actual Post Merger Adjusted Cash Flow attributable to such Real Property for the period that such Real Property has been operational. The opening calculation of Post Merger Implied Value will be based on the Post Merger Adjusted Cash Flow for the quarter ended March 31, 2000."

                  36. ""Post Merger Interest Coverage Ratio" means, as of the end of each fiscal quarter of the Consolidated Parties, the ratio of Post Merger EBITDA for such period to Consolidated Interest Expense for such period."

                  37. ""Proxy" means the Borrower's Amendment No. 1 to Proxy Statement, to be filed with the United States Securities and Exchange Commission (the "SEC") that, if approved by the Borrower's common shareholders, would permit, among other things, the Change in Tax Status and the Management Opco Merger."

                  38. ""Rights Offering" means an offering made, in accordance with all applicable federal and state laws, by the Borrower to its then-current common shareholders through the distribution of rights to purchase shares of common stock of the Borrower (based on each shareholder's then-current pro rata share of the Borrower's common stock), which, if consummated, would result in Net Cash Proceeds to the Borrower of at least $50,000,000."

                  39. ""Service Company Mergers" means the merger of Service Company A and Service Company B with and into the applicable Service Company Subs for aggregate consideration of not more than $10,600,000 (plus up to $2,000,000 to be paid to certain wardens and other employees of Service Company A and Service Company B), in each case in the form of the Borrower's common or preferred stock (other than Disqualified Stock) only, and otherwise on terms and conditions reasonably satisfactory to the Administrative Agent."

                  40. ""Service Company Subs" means the two wholly-owned subsidiaries of the Borrower created in connection with the Service Company Mergers."

                  41. ""Total Beds Occupied Ratio" means the ratio (expressed as a percentage) of (i) the average number of total beds occupied (or for which the Borrower has been otherwise compensated)during any calendar month (which beds are located in facilities that are both owned by a Credit Party and managed by a Credit Party or Management Opco ("Beds")) to (ii) the average number of total Beds available during such calendar month."

                  42. ""Waiver and Amendment" means that certain Waiver and Amendment, dated as of June 9, 2000, among the Borrower, certain of the Borrower's subsidiaries, the Lenders, and the Administrative Agent."

            d. Section 1.1 is hereby further amended by deleting in its entirety the definition of "Funds from Operations".

            e. Section 1.1 is hereby further amended as follows:

                  1. The definition of "Adjusted Cash Flow" is hereby amended by deleting the word "cash" immediately preceding the words "lease payments" in the first line thereof, and by adding the words "or accrued" immediately following the words "payments received" and immediately preceding the words "with respect to" in the first line thereof.

                  2. The definition of "Agecroft Investment" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Agecroft Investment" means that certain Investment by the Borrower in Agecroft in connection with the Agecroft Transaction in an aggregate amount not exceeding $81,000,000 consisting of a combination of a loan (evidenced by the Agecroft Note) and an equity investment (plus the capitalization of interest on the Agecroft Note, not involving the transfer of funds from any Credit Party , in an aggregate amount not exceeding $5,000,000)."

                  3. The definition of "Asset Disposition" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Asset Disposition" means the disposition of any or all of the assets (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease, transfer or otherwise (including pursuant to any casualty or condemnation event). The term "Asset Disposition" shall include the Agecroft Securitization and the Headquarters Sale-Leaseback, but shall not include (a) the sale of inventory in the ordinary course of business and (b) any single disposition of non-prison facility assets which does not yield Net Cash Proceeds of at least $1,000,000, provided that all such dispositions excluded under this clause (b) shall not in the aggregate yield Net Cash Proceeds exceeding $3,000,000 during any fiscal year of the Borrower. Asset Dispositions shall not include (i) any disposition of cash or Cash Equivalents in the ordinary course of business, (ii) any lease of Real Property complying with Section 7.15 or (iii) any disposition of property by the Borrower to a Restricted Subsidiary that is a Credit Party or by a Restricted Subsidiary to the Borrower or to another Restricted Subsidiary that is a Credit Party."

                  4. The definition of "Borrowing Base" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Borrowing Base" means, (A) as of any day prior to consummation of the Management Opco Merger, the sum of the Borrowing Base Values of each Borrowing Base Property, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent and the Lenders in accordance with the terms of Section 7.1(e), and
                  (B) as of any day on or after consummation of the Management Opco Merger, the sum of the Post Merger Borrowing Base Values of each Borrowing Base Property, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent and the Lenders in accordance with the terms of Section 7.1(e); provided, however, that in the case of either (A) or (B) above, so long as any First Union Letters of Credit or NationsBank Letters of Credit are outstanding, the Borrowing Base shall be deemed reduced by the aggregate face amount of such First Union Letters of Credit and NationsBank Letters of Credit that remain outstanding except to the extent any amount borrowed hereunder (and not repaid) is used to cash collateralize the Borrower's obligations under the First Union Letters of Credit or the NationsBank Letters of Credit."

                  5. The definition of "Borrowing Base Properties" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Borrowing Base Properties" means (i) each of the Existing Properties identified on Schedule 5.1(f)(i) that satisfies each of the following conditions and (ii) each New Property of a Credit Party that satisfies each of the following conditions:

                           (a) The property shall qualify as Eligible Real
                  Estate.

                           (b) The Administrative Agent shall have received a
                  pro forma compliance certificate with respect to the property which includes an annualized calculation of the projected quarterly Consolidated Adjusted EBITDA of such property and the projected quarterly Adjusted Cash Flow with respect to any property that is proposed to be added to the Borrowing Base prior to consummation of the Management Opco Merger, as applicable, of such property in form and substance satisfactory to the Lenders.

                           (c) The Administrative Agent shall have received and
                  be satisfied with, in its sole discretion, any lease or sub-lease, as appropriate, entered into by the Borrower (as lessor or sublessor, as applicable) in leasing such property.

                           (d) The Administrative Agent shall have received, in
                  form and substance satisfactory to the Administrative Agent, a fully executed and notarized Mortgage in favor of the Administrative Agent encumbering the ownership interest of the Borrower in the property, together with such UCC-1 financing statements as the Administrative Agent shall deem appropriate with respect to the property.

                           (e) The Administrative Agent shall have received, in
                  form and substance reasonably satisfactory to the Administrative Agent, an opinion of counsel in the state in which the property is located with respect to the enforceability of the form of Mortgage and sufficiency of the form of UCC-1 financing statements to be recorded or filed in such state and such other matters as the Administrative Agent may request, in form and substance reasonably satisfactory to the Administrative Agent.

                           (f) The Administrative Agent shall have received, in
                  form and substance reasonably satisfactory to the Administrative Agent, a Mortgage Policy issued by the Title Insurance Company in an amount satisfactory to the Administrative Agent with respect to the property, assuring the Administrative Agent that the applicable Mortgage creates a valid and enforceable first priority mortgage lien on the property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policy shall contain such coverage and endorsements as shall be reasonably satisfactory to the Administrative Agent and for any other matters that the Administrative Agent may request and provide affirmative insurance and such reinsurance as the Administrative Agent may request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent.

                           (g) The Administrative Agent shall have received, in
                  form and substance satisfactory to the Administrative Agent, a map or plat of a survey of the site of the property certified to the Administrative Agent and the Title Insurance Company in a manner satisfactory to them, dated a date satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and the Title Insurance Company, and otherwise in form and substance satisfactory to the Administrative Agent.

                           (h) The Administrative Agent shall have received, in
                  form and substance reasonably satisfactory to the Administrative Agent, a current certification from the Borrower's registered engineer land surveyor in a form acceptable to the Administrative Agent as to whether any of the improvements on the property are located within any area designated by the Director of the Federal Emergency Management Agency as a "special flood hazard" area and if any improvements on such parcel are located within a "special flood hazard" area, evidence of a flood insurance policy from a company and in an amount satisfactory to the Administrative Agent for the applicable portion of the premises, naming the Administrative Agent, for the benefit of the Lenders, as mortgagee.

                           (i) The Administrative Agent shall have received, in
                  form and substance satisfactory to the Administrative Agent, a copy of the management agreement between the owner, lessee or sublessee of the property, as applicable, and the appropriate governmental entity (if applicable).

                           (j) The Administrative Agent shall have received, in
                  form and substance satisfactory to the Administrative Agent,
                  (i) for the twelve month period preceding the date of such property's admittance as a Borrowing Base Property (or if such property has not been in operation for twelve months, for the period from the date of its opening through the date of its admittance as a Borrowing Base Property) historical operating statements and occupancy reports with respect to such property (and, if available, historical operating statements and occupancy reports with respect to such property for the three year period preceding the date of such property's admittance as a Borrowing Base Property), together with (ii) operating statements and occupancy reports with respect to such property for the first projected year following the property's admittance as a Borrowing Base Property.

                           (k) The Administrative Agent shall have received, in
                  form and substance satisfactory to the Administrative Agent, an environmental site assessment report for the property dated not more than twelve (12) months prior to the date of the date of the admittance of such property as a Borrowing Base Property.

                           (l) With respect to each Real Property owned by the
                  Borrower and leased to Management Opco, the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a subordination of lease agreement from Management Opco with respect to such property.

                           (m) With respect to each Real Property which has been
                  in operation for at least five (5) years, the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a current engineering report for the property.

                           (n) With respect to each New Property, the Borrower
                  shall, subject to the proviso below, provide the Lenders with each of the items identified in subsections (b) through (m) above and the Aggregate Required Lenders shall have approved the admittance of such New Property as a Borrowing Base Property;

                  provided, however, a Lender's failure to notify the Administrative Agent of its objection to the admittance of such New Property as a Borrowing Base Property within fifteen
                  (15) days of such Lender's receipt of notice from the Administrative Agent of its receipt of all of the items identified in subsections (b) through (m) above shall be deemed to constitute such Lender's consent to such New Property's admittance as a Borrowing Base Property. The Administrative Agent agrees to forward to any Lender copies of the items identified in Subsections (b) through (m) above upon the request of such Lender.

                  Notwithstanding the foregoing, the Credit Parties hereby acknowledge and agree that prior to consummation of the Management Opco Merger (i) any property which fails to maintain an occupancy rate of at least 75% for two consecutive fiscal quarters shall no longer be considered a Borrowing Base Property; provided, however, subject to satisfaction of the conditions set forth in subsections (a) through (n) above, with respect to any New Property that does not achieve at least a 75% occupancy level during the six month period commencing on the date such New Property commences operations, such New Property shall constitute a Borrowing Base Property during such six month period and 75% of such New Property's Borrowing Base Value will be included in the Borrowing Base during such six month period, (ii) the sum of the Borrowing Base Values of the justice facilities of the Borrower shall not constitute more than five percent (5%) of the sum of the Borrowing Base Values of the Borrowing Base Properties and (iii) irrespective of the Borrower's failure to satisfy the occupancy requirement set forth above as to such below-listed New Properties, the Borrowing Base shall include 100% of Borrowing Base Value of (A) the, California City Correctional Facility, located in California City, California and (B) the Florence Correctional Center, located in Florence, Arizona. In the event the aggregate value of the justice facilities of the Borrower included in the Borrowing Base exceeds five percent (5%) of the Borrowing Base, the Borrowing Base will be reduced by an amount equal to such excess."

                  6. The definition of "CCA Entities" is hereby deleted in its entirety and replaced with the following new definition:

                  ""CCA Entities" means each of Management Opco (prior to consummation of the Management Opco Merger) and Service Company A and Service Company B (in each case prior to consummation of the Service Company Mergers) and any Affiliate of any of them (other than the Borrower or any of its Subsidiaries), but not Management Sub or the Service Company Subs."

                  7. The definition of "Change of Control" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Change of Control" means the occurrence of any of the following events: (i) any Person or two or more Persons acting in concert shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 9% or more of the combined voting power of all Voting Stock of the Borrower, (ii) during any period of up to 24 consecutive months (such period commencing at any time on or after the Original Closing Date), individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office, (iii) there shall have occurred under any indenture or other instrument evidencing any Indebtedness in excess of $1,000,000 any "change of control" (as defined in such indenture or other evidence of Indebtedness) obligating a Credit Party to repurchase, redeem or repay (or offer to repurchase, redeem or repay) all or part of the Indebtedness or capital stock provided for therein (other than under the MDP Note Purchase Agreement with respect to the MDP Defaults or under the PMI Note Purchase Agreement with respect to the PMI Defaults), or
                  (iv) subject to Section 9.1(q), any of the Chairman of the Board of Directors, Chief Executive Officer or President of the Borrower as of the Amendment Effective Date ceases to continue to hold such office or continue with management responsibilities substantially similar to those existing on the Amendment Effective Date and a replacement for such Person reasonably satisfactory to the Aggregate Required Lenders and possessing substantially similar qualifications and reputation to the Person being replaced is not employed by the Borrower within ninety (90) days after such first Person ceases to hold such office or continue to have such management responsibilities. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934."

                  8. The definition of "Consolidated Interest Expense" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Consolidated Interest Expense" means, for any period, interest expense (including without limitation any fees payable in respect of any Hedging Agreement, the interest component under Capital Leases, the implied interest component under Synthetic Leases and dividends paid on preferred stock) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP."

                  9. The definition of "Consolidated Parties" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Consolidated Parties" means a collective reference to the Borrower and its Restricted Subsidiaries, and "Consolidated Party" means any one of them. For purposes of this Credit Agreement, Service Company A (prior to consummation of the Service Company Mergers), Service Company B (prior to consummation of the Service Company Mergers), Management Opco (prior to consummation of the

                  Management Opco Merger) and any Special Affiliates of the Borrower shall not be considered a Consolidated Party, notwithstanding the treatment of such Special Affiliates under GAAP (including without limitation any requirement that such Special Affiliates be accounted for as a Subsidiary for purposes of consolidated financial statements under GAAP), but Management Sub and the Service Company Subs shall be considered Consolidated Parties."

                  10. The definition of "Eligible Real Estate" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Eligible Real Estate" means, as of any date of determination, any correctional, justice or detention property that satisfies the following criteria: (a) except as provided in clause (c) below, the property must be located in the United States or a United States territory, (b) except as provided in clause (c) below, the property must be wholly owned by the Borrower (which may include a leasehold property of the Borrower subject to a lease acceptable to the Required Lenders and the Required Tranche C Term Lenders in their reasonable discretion), (c) with respect to any New Property,
                  (i) if the property is not wholly owned by the Borrower, it must be located in the United States or a United States territory or (ii) if the property is not located in the United States or a United States territory, it must be wholly owned by the Borrower; provided that the value of all such properties included in this clause (c) may not exceed five percent (5%) of Total Value, (d) the property must be unencumbered other than any lien securing the Credit Party Obligations, (e) the property must be free of structural and title defects and have passed a structural inspection conducted by an architect or engineer engaged by the Administrative Agent or the Borrower shall have provided to the Lenders other written evidence of structural integrity with respect to the property reasonably acceptable in form and substance to the Required Lenders and the Required Tranche C Term Lenders, (f) the Lenders must have received an environmental site assessment report for the property in form and substance reasonably satisfactory to the Required Lenders and the Required Tranche C Term Lenders dated not more than twelve (12) months prior to the acquisition of such property by the Borrower, (g) the property must be fully operating and generating revenue, (h) any lessee leasing the property from the Borrower must be in compliance with all material terms of the facility management agreement between such lessee and the appropriate governmental entity, (i) the Borrower must have leased the property to a lessee or sublessee (where applicable) reasonably acceptable to the Required Lenders and the Required Tranche C Term Lenders pursuant to the terms and conditions of a lease agreement reasonably acceptable in form and substance to the Required Lenders and the Required Tranche C Term Lenders (it being understood that, after consummation of the Management Opco Merger, all leases between the Borrower and Management Sub will be cancelled) and (j) the Borrower and lessee or sublessee (where applicable) of the property must be in compliance with all material terms and conditions contained in the lease or sublease (where applicable) agreement between the Borrower and such lessee or sublessee (where applicable). For purposes of this definition, the parties hereby agree that a Lender's failure to notify the Administrative Agent of its objection to any of the items identified in this definition within fifteen (15) days of notice from the Administrative Agent of its receipt of all items identified in clauses (e), (f) and (i) of this definition shall be deemed to constitute such Lender's approval of such items. The Administrative Agent agrees to forward to any Lender copies of the items identified in clauses (e), (f) and (i) upon the request of such Lender."

                  11. The definition of "Existing Properties" is hereby amended by deleting the word "has" immediately preceding the words "the meaning assigned" and replacing it with the words "shall have".

                  12. The definition of "Interest Payment Date" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Interest Payment Date" means (a) as to Base Rate Loans, the last day of each calendar month, the date of repayment of principal of such Loan and the Revolving Loan Maturity Date, Term Loan Maturity Date or Tranche C Term Loan Maturity Date, as applicable, and (b) as to Eurodollar Loans, (i) from July 31, 2000, through and including December 31, 2000 (and, thereafter, during any period that an Event of Default has occurred and is continuing), the last day of each calendar month, the date of repayment of principal of such Loan and the Revolving Loan Maturity Date, Term Loan Maturity Date or Tranche C Term Loan Maturity Date, as applicable, and (ii) on and after January 1, 2001, in addition to the provisions of clause (b)(i), the last day of each applicable Interest Period, the date of repayment of principal of such Loan and the Revolving Loan Maturity Date, Term Loan Maturity Date or Tranche C Term Loan Maturity Date, as applicable, and in addition where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter."

                  13. The definition of "Material Adverse Effect" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Material Adverse Effect" means a material adverse effect on
                  (i) the condition (financial or otherwise), operations, business, assets or liabilities of the Consolidated Parties taken as a whole or (ii) the rights and remedies of the Administrative Agent or the other Secured Parties under the Credit Documents, provided that, for purposes of Sections 5.2(e) and 6.2 only, any failure to consummate the Pacific Life Investment shall not, in and of itself, be deemed to constitute a Material Adverse Effect (it being understood that this proviso shall not apply to any circumstances affecting any of the Consolidated Parties that may have given rise to such failure)."

                  14. The definition of "Net Cash Proceeds" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Net Cash Proceeds" means (i) the aggregate cash proceeds received by the Consolidated Parties in respect of any incurrence of Indebtedness under Section 8.1(e), any Equity Issuance or any Asset Disposition, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof and (ii) any cash amounts received (or deemed received) by the Borrower in repayment of the Agecroft Note or otherwise in connection with the Agecroft Securitization; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Consolidated Parties in any of the transactions described above."

                  15. The definition of "Permitted Investments" is hereby amended as follows:

                           (i)   the word "and" is added at the end of
                           clause (vi) thereof, immediately following the words "with respect to such Subsidiary,";

                           (ii) clauses (vii) and (viii) are deleted in their entirety; and

                           (iii) clause (ix) is renumbered as clause (vii), which shall be the final clause.

                  16. The definition of "Permitted Liens" is hereby amended as follows:

                           (i) in subparagraph (x), the word "and" is deleted immediately following the semicolon in the last line thereof;

                           (ii) in subparagraph (xi), the period at the end thereof is replaced with a semicolon, followed by the word "and"; and

                           (iii) immediately following subparagraph (xi), the following new subparagraph (xii) is added:

                           "(xii) Liens on certain government contracts, related accounts receivable and other assets of Management Opco or Management Sub, in each case pledged to secure the Management Opco Credit Agreement or any replacement credit facility, all as contemplated by and in accordance with Section 7.14(B)."

                  17. The definition of "Revolving Committed Amount" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Revolving Committed Amount" means FOUR HUNDRED MILLION DOLLARS ($400,000,000) or such lesser amount as the Revolving Committed Amount may be reduced from time to time pursuant to
                  Section 3.4; provided that, if the Pacific Life Investment has not been consummated on or prior to September 15, 2000, the Revolving Committed Amount will be reduced on such date to $388,000,000 (subject to further reduction upon consummation of the Agecroft

                  Securitization by an amount equal to fifty percent (50%) of the Net Cash Proceeds resulting from the Agecroft Securitization)."

                  18. The definition of "Total Value" is hereby deleted in its entirety and replaced with the following new definition:

                  ""Total Value" means, as of any date of determination, an amount equal to the sum of (a) the aggregate Implied Value or Post Merger Implied Value, as applicable, of all Real Properties plus (b) one hundred percent (100%) of all cash and Cash Equivalents of the Consolidated Parties."

                  f. Section 2.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 2.1(a):

                  "(a) Revolving Commitment. To the extent any Revolving Loans (as defined below) are outstanding under the Original Credit Agreement on the Restatement Effective Date, such Revolving Loans shall be deemed to constitute Revolving Loans outstanding hereunder from and after the Restatement Effective Date. In addition, subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Revolving Lender severally agrees to make available to the Borrower such Revolving Lender's Revolving Commitment Percentage of revolving credit loans requested by the Borrower in Dollars ("Revolving Loans") from time to time from the Restatement Effective Date until the Revolving Loan Maturity Date, or such earlier date on which the Revolving Commitments shall have been terminated as provided herein; provided, however, that (i) with regard to the Lenders collectively, the aggregate principal amount of the Obligations outstanding shall not at any time exceed the lesser of (A) the Aggregate Committed Amount minus the Availability Reserve and (B) the Borrowing Base; and (ii) with regard to each Revolving Lender individually, the amount of such Revolving Lender's Revolving Commitment Percentage of the Revolving Obligations outstanding shall not exceed such Revolving Lender's Revolving Commitment Percentage of the Revolving Committed Amount minus the Availability Reserve. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than six Eurodollar Loans shall be outstanding under this
         Section 2.1 at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period). Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof."

                  g. Section 2.1(b)(ii) of the Credit Agreement is hereby amended by adding the words "minus the Availability Reserve" immediately following the words "Revolving Committed Amount" in the fourth line thereof.

            h. Section 2.1(d) of the Credit Agreement is hereby amended by deleting the word "Section" in the first line thereof and replacing it with the word "Sections", and by adding the words "and 3.17" immediately following "3.1" in the first line thereof.

            i. Section 2.2(a) of the Credit Agreement is hereby amended by adding the words "at any time" immediately following the words "Obligations outstanding shall not" in the twelfth line thereof, and by adding the words "minus the Availability Reserve" immediately following the words "Aggregate Committed Amount" in the thirteenth line thereof.

            j. Section 2.3(a) of the Credit Agreement is hereby amended by adding the words "at any time" immediately following the words "Obligations outstanding shall not" in the ninth line thereof, and by adding the words "minus the Availability Reserve" immediately following the words "Aggregate Committed Amount" in the ninth line thereof.

            k. Section 2.4(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 2.4(c):

                  "(c) Interest. Subject to the provisions of Sections 3.1 and 3.17, Eurodollar Loans comprising all or a part of the Term Loans shall bear interest at a per annum rate equal to the Eurodollar Rate plus 4.00% and Base Rate Loans comprising all or part of the Term Loans shall bear interest at a per annum rate equal to the Base Rate plus 2.50%; provided, however, (i) if the Borrower shall have a Senior Debt Rating by S&P greater than or equal to BBB- and a Senior Debt Rating by Moody's greater than or equal to Baa3, the Term Loans shall bear interest at a per annum rate equal to the Eurodollar Rate plus 3.75% in the case of Eurodollar Loans, or the Base Rate plus 2.25% in the case of Base Rate Loans. Interest in respect of Term Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein)."

            l. Section 2.5(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 2.5(e):

                  "(e) Interest. Subject to the provisions of Sections 3.1 and 3.17, Eurodollar Loans comprising all or a part of the Tranche C Term Loans shall bear interest at a per annum rate equal to the Eurodollar Rate plus 4.00% and Base Rate Loans comprising all or part of the Tranche C Term Loans shall bear interest at a per annum rate equal to the Base Rate plus 2.50%; provided, however, (i) if the Borrower shall have a Senior Debt Rating by S&P greater than or equal to BBB- and a Senior Debt Rating by Moody's greater than or equal to Baa3, the Tranche C Term Loans shall bear interest at a per annum rate equal to the Eurodollar Rate plus 3.75% in the case of Eurodollar Loans, or the Base Rate plus 2.25% in the case of Base Rate Loans. Interest in respect of Tranche C Term Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein)."

            m. Section 3.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 3.1:

            "3.1 DEFAULT RATE.

                  (i) Upon the occurrence, and during the continuance, of an Event of Default, (ii) for any period during which the Borrower pays to MDP a rate in excess of 9.5% per annum under the MDP Note Purchase Agreement (other than Contingent Interest (as defined therein)), and
         (iii) for any period during which the Borrower pays to PMI a rate in excess of 7.5% per annum under the PMI Note Purchase Agreement, then, in any such case (except, in the case of (ii) and (iii) above, to the extent that the interest rate under either such agreement is increased in a manner satisfactory to the Required Lenders and the Required Tranche C Term Lenders in connection with a written waiver of the MDP Defaults or the PMI Defaults, as the case may be), the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Adjusted Base Rate plus 2%)."

            n. Section 3.2 of the Credit Agreement is hereby amended by adding the words "(other than with respect to the MDP Defaults or the PMI Defaults)" immediately following the words "is in existence" and immediately preceding the words "and the Aggregate Required Lenders" in the eighth line thereof.

            o. Section 3.3(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 3.3(b)(i):

                  "(i) Committed Amounts. If at any time, (A) the sum of the aggregate principal amount of the Obligations outstanding shall exceed the lesser of (x) the Aggregate Committed Amount minus the Availability Reserve and (y) the Borrowing Base, (B) the amount of LOC Obligations outstanding shall exceed the LOC Committed Amount or (C) the amount of Swingline Loans outstanding shall exceed the Swingline Committed Amount, the Borrower shall immediately make payment on the Revolving Loans, the Swingline Loans and/or to a cash collateral account (any such account into which cash collateral is deposited by the Borrower, a "Cash Collateral Account") in respect of the LOC Obligations, in an amount sufficient to eliminate the deficiency; provided, however, to the extent payment on the Revolving Loans and/or to a cash collateral account in respect of the LOC Obligations is not sufficient to eliminate such deficiency, the Borrower shall make payment on the Term Loans in an amount sufficient to eliminate the deficiency and a corresponding permanent reduction in the Revolving Committed Amount. The Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all amounts at any time on deposit in any and all cash collateral accounts to secure all LOC Obligations from time to time outstanding and all other Credit Party Obligations hereunder.

            p. Section 3.3(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 3.3(b)(ii):

                  "(ii) Asset Disposition; Etc. Immediately upon receipt by any Consolidated Party of proceeds from any Asset Disposition, any incurrence of Indebtedness under Section 8.1(e), a Rights Offering or repayment of the Agecroft Note (other than in connection with the Agecroft Securitization), the Borrower shall prepay the Loans in an aggregate amount equal to the Net Cash Proceeds of the related Asset Disposition, incurrence of Indebtedness, Rights Offering (subject to Section 7.22) or repayment (such prepayment to be applied as set forth in clause (iii) below).

                  Notwithstanding the foregoing, the Borrower shall not be required to make a prepayment pursuant to Section 3.3(b)(ii) with respect to (x) up to $42,000,000 of Net Cash Proceeds from the sale of the Polk County, Florida, correctional facility, and (y) up to $5,000,000 per annum of Net Cash Proceeds from any Asset Dispositions (other than the Agecroft Securitization and the Headquarters Sale-Leaseback); provided, that, in the case of (x) and (y) above, the Borrower advises the Administrative Agent at the time the Net Cash Proceeds from such Asset Dispositions or repayment are received that it intends to reinvest such Net Cash Proceeds into replacement assets (including pursuant to any acquisition) within 180 days after such Asset Disposition or repayment and such Net Cash Proceeds are applied to repay the Revolving Loans (or, if no Revolving Loans are outstanding, to provide cash collateral for the Credit Party Obligations by deposit in a cash collateral account) until such time as such reinvestment occurs (or such 180 day period expires); provided, however, if such Net Cash Proceeds are not so reinvested within such 180 day period, the Borrower shall be obligated to apply such Net Cash Proceeds to the prepayment of the Loans at the end of such 180 day period in accordance with the terms of Section 3.3(b)(iii)."

                  q. Section 3.3(b)(iii) of the Credit Agreement is hereby amended by deleting the word "Section" in the second line thereof and replacing it with the word "Sections", and by adding the words "and 3.3(b)(v)" immediately following "3.3(b)(ii)" in the second line thereof.

                  r. Section 3.3(b) of the Credit Agreement is hereby further amended by adding, immediately after subparagraph (iii), the following new subparagraphs:

                  "(iv) Agecroft Securitization. Notwithstanding the foregoing, the Net Cash Proceeds received by the Borrower or any other Credit Party in connection with the Agecroft Securitization shall be immediately applied to the repayment of the Revolving Loans."

                  "(v) Excess Cash Flow. Unless the Required Lenders and the Required Tranche C Term Lenders otherwise agree, if for any period comprised of either (a) the first and second fiscal quarters of any fiscal year of the Consolidated Parties, commencing with the fiscal year beginning January 1, 2001 or (b) the third and fourth fiscal quarters of any such fiscal year of the Consolidated Parties, there shall be Excess Cash Flow, the Borrower shall apply seventy-five percent of such Excess Cash Flow to the prepayment of the Loans and the reduction of the Revolving Committed Amount as set forth in Section 3.1(b)(iii). Each such prepayment and commitment reduction shall be made on a date no later than the date that is three (3) Business Days after delivery of the officer's certificate that would otherwise be due, pursuant to Section 7.1(c), at the end of the second and fourth fiscal quarters of the Consolidated Parties."

                  s. Section 3.5(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 3.5(a):

                  "Non-Merger Default Fee. If the Management Opco Merger has not been consummated on or before September 15, 2000 (or any later date as may be consented to by the Required Lenders and the Required Tranche C Term Lenders), the Borrower agrees to pay to the Administrative Agent on such date for the pro rata account of each Lender a fee equal to 0.375% of the Obligations outstanding as of such date."

                  t. Section 3 of the Credit Agreement is hereby further amended by adding, immediately following Section 3.16, the following new Section 3.17:

                  "3.17 Additional Consideration.

                  Without diminishing or otherwise affecting the provisions of
         Section 3.1, and in partial consideration for the consents, waivers and amendments contained in the Waiver and Amendment, through and including September 15, 2000 (subject to extension by the Required Lenders and the Required Tranche C Term Lenders until December 31, 2000, and for successive 3-month periods thereafter) all Loans under this Credit Agreement shall bear interest at a per annum rate 0.50% greater than the rate that would otherwise be applicable (by way of example only, 9.00% in lieu of 8.50%)."

                  u. Section 5.2(e) of the Credit Agreement is hereby amended by replacing the number "1998" with the number "1999" in the second line thereof.

                  v. Section 6.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 6.1:

                  "6.1. FINANCIAL CONDITION.

                  The financial statements delivered to the Lenders pursuant to
         Section 5.1(c) and Section 7.1(a) and (b)(i), (A) have been prepared in accordance with GAAP and (B) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Consolidated Parties and Unrestricted Subsidiaries as of such date and for such periods. The financial statements delivered to the Lenders pursuant to
         Section 7.1(b)(ii), (A) have been prepared in accordance with GAAP (other than the combined nature thereof) and (B) present fairly the consolidated results of operations of the Consolidated Parties and Unrestricted Subsidiaries as of such date and for such periods."

                  w. Section 6.2 of the Credit Agreement is hereby amended by replacing the number "1998" with the number "1999" in the first line thereof.

                  x. Section 6.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 6.3:

                  "6.3. ORGANIZATION AND GOOD STANDING.

                  Each of the Consolidated Parties and Unrestricted Subsidiaries
         (a) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, except, with respect to any Unrestricted Subsidiary, to the extent the failure to be so organized, existing or in good standing could not reasonably be expected to have a Material Adverse Effect, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except, with respect to any Unrestricted Subsidiary, to the extent the failure to have such power, authority or right could not reasonably be expected to have a Material Adverse Effect and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing could have a Material Adverse Effect. Furthermore, the Borrower has conducted its business so as to qualify as a REIT for its 1999 taxable year, and subsequent to qualifying as a REIT for its 1999 taxable year the Borrower will, until consummation of the Management Opco Merger, conduct its business so as to preserve its ability to elect to be taxed as a REIT. After consummation of the Management Opco Merger the Borrower will conduct its business so as to qualify as a C Corporation commencing with its 2000 taxable year."

                  y. Section 6.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 6.6:

                  "6.6. NO DEFAULT.

                  Except with respect to the MDP Defaults and the PMI Defaults, no Consolidated Party or Unrestricted Subsidiary is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default could reasonably be expected to have a Material Adverse Effect."

                  z. Section 6.13 of the Credit Agreement is hereby amended by replacing the word "Restatement" in the first line thereof with the word "Amendment".

                  aa. Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 6.15:

                  "6.15. PURPOSE OF LOANS AND LETTERS OF CREDIT.

                  Attached hereto as Schedule 6.15 is a true and correct schedule setting forth the uses to which the Borrower will apply proceeds of Loans made hereunder and other funds available to the Borrower hereunder until consummation of a Rights Offering (or other Equity Issuance by the Borrower satisfactory to the Required Lenders and the Required Tranche C Term Lenders) which in any case yields Net Cash Proceeds to the Borrower of at least $100,000,000. The proceeds of any other Loans made hereunder will be used solely by the Borrower (i) for working capital, (ii) to provide funds for the development and construction of correctional, justice and detention centers, (iii) for refinancing existing Indebtedness of the Borrower, (iv) to acquire Real Properties,
         (v) for general corporate purposes and (vi) to make dividend payments to its shareholders necessary to preserve its ability to elect to be taxed as a REIT for its 1999 taxable year only; provided, however, that proceeds of the Tranche C Term Loan shall be used only for the purposes set forth in clauses (iii) and (v) above, and for payment of the one-time special dividend in fiscal year 1999, as described in, and subject to, Section 8.7. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions, bid or proposal bonds and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business, including credit enhancement for financing incurred by the Borrower in connection with the acquisition, construction and development of real property."

                  bb. Section 6.26 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 6.26:

                  "6.26.   LEASES.

                  Each of the leases entered into between a Credit Party and any lessee of real property owned by a Credit Party (a) has a minimum initial lease term of five years (except for leases entered into with a governmental entity) and (b) requires that the lessee remain solely responsible for all operations and other liabilities with respect to the applicable property. Furthermore, (i) eighty percent (80%) of all lease revenues of the Credit Parties are derived from leases with Management Opco and with lessees (other than Management Opco and with respect to current leases with Community Education Partners, Inc.) having a senior unsecured non-credit enhanced long term debt rating of at least BBB+ (or higher) from S&P or Baa1 (or higher) from Moody's or if such ratings from S&P and Moody's are unavailable, an equivalent rating from Fitch or Duff & Phelps, (ii) at least ninety percent (90%) of all lease revenues of the Credit Parties are derived from leases with Management Opco and with lessees (other than Management Opco and with respect to current leases with Community Education Partners, Inc.) having a senior unsecured non-credit enhanced long term debt rating of at least BBB- (or higher) from S&P or Baa3 (or higher) from Moody's or if such ratings from S&P and Moody's are unavailable, an equivalent rating from Fitch or Duff & Phelps, and (iii) prior to consummation of the Management Opco Merger, at least ninety percent (90%) of all lease revenues of the Credit Parties are derived from triple net leases that are noncancelable by the lessee."

                  cc. Section 7.1(a) of the Credit Agreement is hereby amended by adding, at the end thereof, the sentence "Notwithstanding the foregoing, for any entity that becomes a Consolidated Party in any fiscal year, audited financial statements shall not be required for such entity for the portion of such fiscal year prior to the date on which such entity becomes a Consolidated Party."

                  dd. Section 7.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 7.1(b):

            "(b) Quarterly, Monthly and Weekly Financial Statements.

            (i) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Consolidated Parties, Management Opco, Service Company A, Service Company B and each Unrestricted Subsidiary (other than the fourth fiscal quarter, in which case 90 days after the end thereof) a consolidated balance sheet and income statement of the Consolidated Parties, Management Opco, Service Company A, Service Company B and each such Unrestricted Subsidiary, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Parties, Management Opco, Service Company A, Service Company B and the Unrestricted Subsidiaries, as applicable, and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

            (ii) Monthly Financial Statements. As soon as available, and in any event within 45 days after the close of each calendar month, a combined consolidated income statement and EBITDA summary of the Consolidated Parties, Management Opco, Service Company A, Service Company B and each Unrestricted Subsidiary, as of the end of such calendar month, in each case setting forth in comparative form combined consolidated figures for the preceding calendar month, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer of the Borrower (which certificate may be based in part on an accompanying certificate of the chief financial officer of Management Opco, Service Company A, Service Company B, or each Unrestricted Subsidiary, as applicable) to the effect that such monthly financial statements fairly present in all material respects the financial results of the Consolidated Parties, Management Opco, Service Company A, Service Company B and the Unrestricted Subsidiaries, as applicable, and have been prepared in accordance with GAAP (other than the combined nature thereof), subject to changes resulting from audit and normal year-end audit adjustments.

            (iii) Weekly Forecasts and Reports. Prior to consummation of the Management Opco Merger, as soon as available and in any event within five (5) Business Days after the end of each calendar week, a statement of actual cash receipts and disbursements of the Consolidated Parties, Management Opco and each Unrestricted Subsidiary, as of the end of such calendar week, in each case setting forth in comparative form the combined consolidated figures set forth in the forecasted statement of cash flows as provided to the Lenders prior to the Amendment Effective Date, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such weekly forecasts and reports are complete and accurate in all material respects (which certificate may be based in part on an accompanying certificate of the chief financial officer of Management Opco, Service Company A, Service Company B, or each Unrestricted Subsidiary, as applicable)."

                  ee. Section 7.1(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 7.1(c):

                  "(c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b)(i) above, a certificate of the chief financial officer of the Borrower substantially in the form of Exhibit 7.1(c), (i) demonstrating compliance with the financial covenants contained in Sections 7.11(a) and (b) by calculation thereof as of the end of each such fiscal period
         (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto and (iii) stating that such person has reviewed Sections 8.1, 8.5 and 8.6 and detailing the Borrower's compliance therewith. In addition, within five (5) Business Days of the end of each calendar month, a certificate of the chief financial officer of the Borrower, demonstrating compliance with the financial covenants contained in Sections 7.11(a)(viii) and 7.11(c) (which certificate may be based in part on an accompanying certificate of the chief financial officer of Management Opco, Service Company A, Service Company B, or each Unrestricted Subsidiary, as applicable)."

                  ff. Section 7.1(e) of the Credit Agreement is hereby amended by adding the words "(or, on or after consummation of the Management Opco Merger, within 15 days)" immediately following the words "fiscal quarter" and immediately preceding the words "of the Consolidated Parties" in the second line thereof.

                  gg. Section 7.1 of the Credit Agreement is hereby further amended by adding, immediately following subparagraph (n), the following new subparagraph (o):

                  "(o) Business Plan. Within seventy-five (75) days after the Amendment Effective Date, and in any event no later than September 1, 2000, the Borrower shall deliver to the Administrative Agent and the Lenders a business plan setting forth, among other things, short and long term financial projections (including a summary of assumptions made in the preparation of such projections), capital expenditure plans, a discussion of the industry and key business drivers, and key turnaround initiatives in the areas of strategy, operations and finance."

                  hh. Section 7.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 7.2:

                  "7.2.    PRESERVATION OF EXISTENCE AND FRANCHISES.

                  Except as a result of or in connection with a merger of a Subsidiary permitted under Section 8.4, each Credit Party will, and will cause each of its Restricted Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority. Subject to the provisions of Section 8.7, the Borrower will conduct its business so as to qualify as a REIT for its 1999 taxable year, and subsequent to qualifying as a REIT for its 1999 taxable year, will preserve its ability to elect to qualify as a REIT until consummation of the Management Opco Merger and, thereafter, will operate so as to be taxed as a C Corporation."

            ii. Section 7.8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 7.8:

                  "7.8.    PERFORMANCE OF OBLIGATIONS.

                  Other than with respect to the MDP Defaults and PMI Defaults, each Credit Party will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound (including, without limitation, the Agecroft Transaction Documents); provided, however, that no Credit Party nor any of their respective Subsidiaries shall be required to perform any such obligation which is being contested in good faith by appropriate proceedings (or which, in the case of agreements other than for borrowed money, such Credit Party has determined in its reasonable business judgment not to perform) and, in each case, as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to perform such obligation (i) could reasonably be expected to give rise to an immediate right to foreclose on a Lien securing such obligation or (ii) could reasonably be expected to have a Material Adverse Effect. The Borrower will at all times ensure that Agecroft complies with the Agecroft Charter."

            jj. Section 7.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 7.11:

                  "7.11    FINANCIAL COVENANTS.

                  (a) Prior to consummation of the Management Opco Merger, the following financial covenants shall apply (subject to the waiver contained in the Waiver and Amendment):

                           (i) Debt Service Coverage Ratio. The Debt Service
                  Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to
                  2.0 to 1.0.

                           (ii) Interest Coverage Ratio. The Interest Coverage
                  Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to 3.0 to 1.0.

                           (iii) Leverage Ratio. The Leverage Ratio, as of the
                  last day of each fiscal quarter of the Consolidated Parties, shall be less than or equal to 3.5 to 1.0.

                           (iv) Total Indebtedness to Total Value. The ratio of
                  Total Indebtedness to Total Value, as of the last day of each fiscal quarter of the Consolidated Parties, shall be less than or equal to 0.50 to 1.0.

                  (v) Net Worth. At all times Net Worth shall be greater than or equal to the sum of an amount equal to 95% of the Net Worth of the Borrower (based on the audited December 31, 1998 financial statements of the Borrower), increased on a cumulative basis as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 1999 by an amount equal to 85% of the Net Cash Proceeds from any Equity Issuance subsequent to the Original Closing Date less an amount equal to the dividends paid by the Borrower during the first twelve months subsequent to the Merger which are (i) based solely on the retained earnings of CCA prior to the Merger and (ii) required by the Borrower to be paid to maintain its status as a real estate investment trust; provided, however, notwithstanding the foregoing, at no time shall the Net Worth of the Borrower be less than $1,200,000,000.

                  (vi) Non-Conforming Investments. The Consolidated Parties shall at no time have Non-Conforming Investments which in the aggregate constitute more than 5% of Total Assets.

                  (vii) Total Indebtedness to Total Capitalization. At all times the ratio of Total Indebtedness to Total Capitalization shall be equal to or less than .50 to 1.0.

                  (viii) Minimum Liquidity. Cash and Cash Equivalents of the Consolidated Parties plus Availability under Section 2.1(a) shall be at least (i) $5,000,000 as of June 30, 2000; (ii) $5,100,000 as of July
         31, 2000; and (iii) $14,700,000 as of August 31, 2000.

         (b) Upon and after consummation of the Management Opco Merger, the following financial covenants shall apply:

                  (i) Maximum Total Leverage. At all times the ratio of Total Indebtedness to Post Merger EBITDA of the Consolidated Parties for the immediately preceding four full fiscal quarters ("LTM Post Merger EBITDA") shall be equal to or less than the ratio set forth below for such fiscal quarter, provided that for any fiscal quarter after fiscal year 2001, such ratio shall be equal to or less than 4.50:1.00. For purposes of determining compliance with this Section 7.11(b)(i), (A) during the third quarter of 2000, LTM Post Merger EBITDA shall be calculated by multiplying Post Merger EBITDA for the third quarter of 2000 by four (4), (B) during the fourth quarter of 2000, LTM Post Merger EBITDA shall be calculated by multiplying (i) the sum of Post Merger EBITDA for the third quarter of 2000 plus Post Merger EBITDA for the fourth quarter of 2000 by (ii) two (2), and
         (C) during the first quarter of 2001, LTM Post Merger EBITDA shall be calculated by multiplying (i) the sum of Post Merger EBITDA for the third quarter of 2000 plus Post Merger EBITDA for the fourth quarter of 2000 plus Post Merger EBITDA for the first quarter of 2001 by
         (ii) four-thirds (4/3):


                  Fiscal Quarter                  Ratio
                  --------------                  -----
                  ----------------------------------------
                  Q3 - 2000:                    7.00:1.00
                  ----------------------------------------
                  Q4 - 2000:                    6.50:1.00
                  ----------------------------------------
                  Q1 - 2001:                    5.75:1.00
                  ----------------------------------------
                  Q2 - 2001:                    5.25:1.00
                  ----------------------------------------
                  Q3 - 2001:                    4.75:1.00
                  ----------------------------------------
                  Q4 - 2001:                    4.50:1.00
                  ----------------------------------------

                  (ii) Post Merger Interest Coverage Ratio. The Post Merger Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be equal to or greater than the ratio set forth below for such fiscal quarter, provided that for any fiscal quarter after fiscal year 2001, such ratio shall be equal to or greater than 1.75:1.00:


                  Fiscal Quarter                  Ratio
                  --------------                  -----
                  ----------------------------------------
                  Q3 - 2000:                    1.00:1.00
                  ----------------------------------------
                  Q4 - 2000:                    1.25:1.00
                  ----------------------------------------
                  Q1 - 2001:                    1.50:1.00
                  ----------------------------------------
                  Q2 - 2001:                    1.50:1.00
                  ----------------------------------------
                  Q3 - 2001:                    1.75:1.00
                  ----------------------------------------
                  Q4 - 2001:                    1.75:1.00
                  ----------------------------------------

                  (iii) Fixed Charge Coverage. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be equal to or greater than the ratio set forth below for such fiscal quarter, provided that for any fiscal quarter after fiscal year 2001, such ratio shall be equal to or greater than 1.50:1.00:


                  Fiscal Quarter                   Ratio
                  --------------                   -----
                  Q3 - 2000:                    0.75:1.00
                  ----------------------------------------
                  Q4 - 2000:                    1.25:1.00
                  ----------------------------------------

                  Q1 - 2001:                    1.25:1.00
                  ----------------------------------------
                  Q2 - 2001:                    1.25:1.00
                  ----------------------------------------
                  Q3 - 2001:                    1.25:1.00
                  ----------------------------------------
                  Q4 - 2001:                    1.25:1.00
                  ----------------------------------------

                  (iv) Total Indebtedness to Total Capitalization. At all times the ratio of Total Indebtedness to Total Capitalization shall be equal to or less than 0.50:1.00.

                  (v) Minimum Post Merger EBITDA. As of the last day of each fiscal quarter of the Consolidated Parties, Post Merger EBITDA shall be equal to or greater than the amount indicated below for such fiscal quarter, provided that for any fiscal quarter after fiscal year 2001, Post Merger EBITDA shall be equal to or greater than $57,200,000.


                  Fiscal Quarter                   Amount
                  --------------                   ------
                  Q3 - 2000:                    $40,600,000
                  ------------------------------------------
                  Q4 - 2000:                    $49,400,000
                  ------------------------------------------
                  Q1 - 2001:                    $54,300,000
                  ------------------------------------------
                  Q2 - 2001:                    $54,700,000
                  ------------------------------------------
                  Q3 - 2001:                    $58,200,000
                  ------------------------------------------
                  Q4 - 2001:                    $57,200,000
                  ------------------------------------------


         Pro Forma Adjustments. To the extent that the Management Opco Merger is consummated on a date in a fiscal quarter of the Consolidated Parties other than the final day of such fiscal quarter, the financial covenants contained in (i) through (v) above shall be calculated as if the Management Opco Merger had occurred on the first of day of such fiscal quarter.

         (c) Total Beds Occupied Ratio. Both before and after consummation of the Management Opco Merger, at the end of each calendar month the average of the Total Beds Occupied Ratios for each of the immediately preceding three calendar months shall be equal to or greater than the amount indicated below for such calendar month.


                    Month                       Ratio
                    -----                       -----
                  June 2000:                    74.0%
                  ------------------------------------
                  July 2000                     75.0%
                  ------------------------------------
                  August 2000                   76.0%
                  ------------------------------------
                  September 2000                79.0%
                  ------------------------------------
                  October 2000                  82.0%
                  ------------------------------------
                  November 2000                 84.0%
                  ------------------------------------
                  December 2000                 86.0%
                  ------------------------------------
                  January 2001:                 87.0%
                  ------------------------------------
                  February 2001                 88.0%
                  ------------------------------------
                  March 2001                    91.0%
                  ------------------------------------
                  April 2001                    92.0%
                  ------------------------------------
                  May 2001                      92.0%
                  ------------------------------------
                  June 2001:                    92.0%
                  ------------------------------------
                  July 2001                     91.0%
                  ------------------------------------
                  August 2001                   91.0%
                  ------------------------------------
                  September 2001                91.0%
                  ------------------------------------
                  October 2001                  91.0%
                  ------------------------------------
                  November 2001                 91.0%
                  ------------------------------------
                  December 2001                 90.0%
                  ------------------------------------

         kk.      Section 7.12 of the Credit Agreement is hereby amended by
adding the words "(including, without limitation, Management Sub and the Service Company Subs)" immediately following the words "after any Person" in the first line thereof, and by adding the words "and the Agecroft Securitization" immediately following the words "the Agecroft Transaction" and immediately preceding the words "shall be permitted" in the last line thereof.

         ll.      Section 7.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 7.14:

                  "(A)     If, subsequent to the Restatement Effective Date, any
         Credit Party shall acquire (a) any real property having a book value in excess of $500,000 or (b) any intellectual property, securities instruments, chattel paper or other personal property required to be delivered to the Administrative Agent as Collateral hereunder or under any of the Collateral Documents, the Borrower shall notify the Administrative Agent of same in each case as soon as practicable after the acquisition thereof. Each Credit Party shall take such action as requested by the Administrative Agent and at its own expense, to ensure that the Administrative Agent shall have a first priority perfected Lien in (i) all owned and developed real property of the Credit Parties (whether now owned or hereafter acquired) having a book value in excess of $1,000,000, (ii) to the extent deemed to be material by the Administrative Agent and either the Required Lenders or the Aggregate Required Lenders in their sole discretion, all owned and undeveloped real property of the Credit Parties (whether now owned or hereafter acquired) and (iii) all personal property of the Credit Parties (whether now owned or hereafter acquired), subject in each case only to Permitted Liens. In addition, upon the request of the Administrative Agent, the Borrower will assist the Administrative Agent with such post-closing lien searches (conducted at the Borrower's expense) as the Administrative Agent shall deem necessary or desirable to confirm the perfection and priority of the Administrative Agent's Lien on the Collateral.

                  (B)      In accordance with subsection (A) above and with
         Section 7.12, upon consummation of the Management Opco Merger and the Service Company Mergers, as the case may be, the Management Sub and the Service Company Subs will each become Guarantors, by way of execution of a joinder agreement as contemplated in the definition of "Subsidiary Guarantor", and substantially all of the assets formerly owned by Management Opco, Service Company A, and Service Company B, as applicable, (including, without limitation, all government contracts and accounts receivable), will be pledged to the Administrative Agent as additional Collateral for the Obligations; provided that government contracts, related accounts receivable and other assets of Management Opco currently pledged to secure the Management Opco Credit Agreement need not be pledged as additional Collateral so long as such assets continue to secure the Management Opco Credit Agreement or any replacement credit facility in form and substance reasonably satisfactory to the Required Lenders and the Required Tranche C Term Lenders, subject in each case to the completion of intercreditor arrangements reasonably satisfactory to the Administrative Agent."

                  mm.      Section 7.15 of the Credit Agreement is hereby
amended by deleting "7.1(k)" and replacing it with "7.1(l)" immediately following the words "in accordance with Section" and immediately preceding the words "and be satisfactory" in the ninth line thereof.

                  nn.      Section 7 of the Credit Agreement is hereby further
amended by adding, immediately following Section 7.18, the following new sections:

                  "7.19.   MANAGEMENT OPCO MERGER. The Borrower and the Credit
         Parties will cause the valid and legal consummation of the Management Opco Merger (including, without limitation, obtaining all necessary or advisable material government and third-party consents) no later than the Management Opco Merger Date.

                  7.20. AGECROFT SECURITIZATION. The Credit Parties will cause the consummation of the Agecroft Securitization no later than February 28, 2001; provided that, any Event of Default caused solely by the failure of the Borrower to comply with this requirement will not, in and of itself, entitle the Lenders to receive interest on the Loans at the default rate specified in Section 3.1.

                  7.21. TERMINATION OF CERTAIN AGREEMENTS. The Borrower will cause the termination of each of the Business Development Agreement, the Tenant Incentive Agreement, the Services Agreement, the Trade Name Use Agreement, the Opco License Agreement and the Master Lease (and all related supplemental leases) in connection with, and at the time of the consummation of, the Management Opco Merger and the Service Company A License Agreement and the Service Company B License Agreement in connection with, and at the time of consummation of, the Service Company Mergers.

                  7.22. RIGHTS OFFERING. The Borrower will (i) use commercially reasonable efforts to consummate the Rights Offering on or before December 31, 2000 and (ii) upon receipt of the Net Cash Proceeds of the Rights Offering, immediately apply forty percent (40%) of such Net Cash Proceeds to the repayment of the Loans in accordance with Sections 3.3(b)(ii) and (iii), with the remaining sixty percent (60%) being used by the Borrower for capital expenditures and general corporate purposes (subject, however to the interim repayment of the Revolving Loans).

                  7.23. CASH MANAGEMENT. The Credit Parties will (i) within forty-five (45) days after the Amendment Effective Date (the "Account Transfer Deadline"), transfer all depository and other non-disbursement accounts of the Credit Parties (other than those accounts set forth on Schedule 7.23 (the "Excluded Credit Party Accounts")) to accounts held at any bank that is a Revolving Lender and cause such accounts to become subject to a perfected lien in favor of the Administrative Agent for the benefit of the Secured Parties in a manner reasonably satisfactory to the Administrative Agent, provided that from and after the Account Transfer Deadline, the average daily balance in all Excluded Credit Party Accounts (other than any such accounts which on the date hereof constitute cash collateral for obligations) shall at no time exceed $500,000 (plus the amount of any outstanding checks) in the aggregate for a period of 5 consecutive days, and (ii) as soon as is reasonably practicable after consummation of the Management Opco Merger, (a) transfer all depository accounts of Management Opco and Management Sub (other than (A) commissary accounts and inmate trust accounts and (B) accounts listed on Schedule 7.23 (such accounts in this clause (B), the "Excluded Management Opco Accounts")) to accounts held at any bank that is a Revolving Lender and cause such accounts to become subject to a perfected lien in favor of the Administrative Agent for the benefit of the Secured Parties in a manner reasonably satisfactory to the Administrative Agent, and (b) transfer all centralized disbursement accounts and concentration accounts of Management Opco and Management Sub to accounts held at any bank that is a Revolving Lender and cause such concentration accounts (but not the centralized disbursement accounts) to become subject to a perfected lien in favor of the Administrative Agent for the benefit of the Secured Parties in a manner reasonably satisfactory to the Administrative Agent, provided that the average daily balance in the Excluded Management Opco Accounts and the centralized disbursement accounts shall at no time after the date that is ten (10)

         Business Days after the date of consummation of the Management Opco Merger exceed $3,000,000 (plus the amount of any outstanding checks) in the aggregate for a period of 5 consecutive days.

                  In addition to the foregoing, (i) within fifteen (15) Business Days after the Amendment Effective Date, the Borrower shall cause its investment account at First Union (Account #22762322) to become subject to a lien in favor of the Administrative Agent for the benefit of the Secured Parties in a manner reasonably satisfactory to the Administrative Agent, and (ii) on and after the date that is fifteen
         (15) Business Days after the Amendment Effective Date, the average daily balance in the Borrower's operating account at First Union (Account #2020000174639) shall at no time exceed $500,000 (plus the amount of any outstanding checks) in the aggregate for a period of 5 consecutive days."

                  oo.      Section 8.1(e) of the Credit Agreement is hereby
amended by adding at the beginning thereof the clause "subject to the provisions of Section 3.3(b)(ii),".

                  pp.      Section 8.1(j) of the Credit Agreement is hereby
amended by deleting the word "and" immediately following the semicolon in the last line thereof.

                  qq.      Section 8.1(k) of the Credit Agreement is hereby
amended by replacing the period at the end thereof with a semicolon followed by the word "and"

                  rr.      Section 8.1 of the Credit Agreement is hereby further
amended by adding, immediately following subparagraph (k), the following new subparagraph (l):

                  "(l)   Indebtedness of Management Sub under the Management
         Opco Credit Agreement or any replacement credit facility, in each case as contemplated by and in accordance with Section 7.14(B), provided that any such Indebtedness shall remain subject to the limitations set forth in Section 9.1(o)."

                  ss.      Section 8.3 of the Credit Agreement is hereby deleted
in its entirety and replaced with the following new Section 8.3:

                  "8.3.    NATURE OF BUSINESS.

                  Except as may be necessary in order to consummate, and as contemplated by, the Management Opco Merger and the Service Company Mergers, the Credit Parties will not permit any Consolidated Party or any other Subsidiary to substantively alter the character or conduct of the business conducted by such Person as of the Original Closing Date. Specifically, (i) prior to the date of consummation of the Management Opco Merger, neither the Borrower nor any Subsidiary of the Borrower shall engage in any business other than the ownership of correctional, justice and/or detention facilities (which may include secured charter schools) that are managed by the lessees of the Borrower or such Subsidiary, as the case may be (or agent of any such lessee in the event any lessee is a governmental entity) and (ii) after consummation of the Management Opco Merger, the business of the Borrower and its subsidiaries may include, in addition to those activities listed in clause (i), the operation and management of correctional, justice and detention facilities."

                  tt.      Section 8.4 of the Credit Agreement is hereby deleted
in its entirety and replaced with the following new Section 8.4:

                  "8.4.    CONSOLIDATION, MERGER, DISSOLUTION, ETC.

                  The Credit Parties will not permit any Consolidated Party to enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this Section 8.4, (a) the Borrower may merge or consolidate with any of its Restricted Subsidiaries provided that (i) the Borrower shall be the continuing or surviving corporation, (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent's liens on the assets of the Credit Parties as required by Section 7.14 after giving effect to such transaction and (iii) after giving effect to such transaction, no Default or Event of Default exists (other than with respect to the MDP Defaults and the PMI Defaults), (b) any Credit Party other than the Borrower may merge or consolidate with any other Credit Party other than the Borrower provided that (i) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent's liens on the assets of the Credit Parties as required by
         Section 7.14 after giving effect to such transaction and (ii) after giving effect to such transaction, no Default or Event of Default exists (other than with respect to the MDP Defaults and the PMI Defaults), (c) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any Credit Party provided that
         (i) such Credit Party shall be the continuing or surviving corporation,
         (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent's liens on the assets of the Credit Parties as required by Section 7.14 after giving effect to such transaction and
         (iii) after giving effect to such transaction, no Default or Event of Default exists (other than with respect to the MDP Defaults and the PMI Defaults), (d) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any other Consolidated Party which is not a Credit Party provided that, after giving effect to such transaction, no Default or Event of Default exists, (e) Management Opco may be merged or consolidated with and into Management Sub provided that (i) Management Sub shall be the continuing or surviving corporation, (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to perfect or maintain the perfection and priority of the Administrative Agent's liens on the assets of the Credit Parties as required by Section 7.14 after giving effect to such transaction, (iii) both before and after giving effect to such transaction, no Default or Event of Default (other than with respect to the MDP Defaults and the PMI Defaults) exists, (iv) such transaction shall be conducted in accordance with the terms and conditions of the Proxy, and (v) the consideration paid in connection with such merger shall consist solely of the Borrower's common or preferred stock (other than Disqualified Stock), and (f) Service Company A and Service Company B may be merged or consolidated with or into the Service Company Subs provided that (i) the Service Company Subs each shall be the continuing or surviving entity, as applicable, (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to perfect or maintain the perfection and priority of the Administrative Agent's liens on the assets of the Credit Parties as required by Section 7.14 after giving effect to such transaction, (iii) both before and after giving effect to such transaction, no Default or Event of Default (other than with respect to the MDP Defaults and the PMI Defaults) exists, and (v) the consideration paid in connection with such merger shall consist solely of the Borrower's common or preferred stock (other than Disqualified Stock)."

                  uu.      Section 8.5 of the Credit Agreement is hereby deleted
in its entirety and replaced with the following new Section 8.5:

                  "8.5.    ASSET DISPOSITIONS.

                  The Credit Parties will not permit any Consolidated Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) unless no later than the date of consummation of such Asset Disposition, the Administrative Agent shall have received a certificate of an officer of the Borrower briefly describing the assets sold or otherwise disposed of, and setting forth the net book value of such assets, and the aggregate consideration and Net Cash Proceeds received for such assets in connection with such Asset Disposition, and the Credit Parties shall on the date of the consummation of such Asset Disposition, apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to prepay the Loans (and to cash collateralize the LOC Obligations) in accordance with the terms of Sections 3.3(b)(ii) and (iii) (except as expressly provided therein). For the avoidance of doubt, the Credit Parties shall not permit to occur the Agecroft Securitization or any similar transaction involving the applicable property unless such transaction results in Net Cash Proceeds to the Borrower of at least 45,000,000 Pounds Sterling (or the equivalent in United States Dollars on such date) and the Net Cash Proceeds of such transaction are applied in accordance with Sections 3.3(b)(iv).

                  Notwithstanding the foregoing, the Borrower agrees that it shall not sell a Borrowing Base Property unless each of the following conditions is satisfied: (i) no Default or Event of Default exists (other than with respect to the MDP Defaults and the PMI Defaults),
         (ii) such Borrowing Base Property is sold pursuant to the terms and conditions of an arms length contract and on terms reasonably satisfactory to the Administrative Agent, (iii) either (a) the Borrower replaces such Borrowing Base Property with a substitute Borrowing Base Property acceptable to the Lenders or (b) the Obligations outstanding shall not exceed the lesser of the Aggregate Committed Amount and the Borrowing Base after giving effect to such disposition and (iv) after giving effect to such disposition, on a pro forma basis as if such disposition had occurred on the first day of the twelve month period ending on the last day of the Borrower's most recently completed fiscal quarter, the Consolidated Parties would have been in compliance with all the financial covenants set forth in Section 7.11."

                  vv. Section 8.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 8.6:

                  "8.6.    INVESTMENTS.

                  The Credit Parties will not permit any Consolidated Party to make Investments in or to any Person, except for (i) Permitted Investments, (ii) so long as no Event of Default has occurred and is continuing, Investments not otherwise prohibited under this Credit Agreement (other than in Unrestricted Subsidiaries) in an amount not to exceed $3,000,000 in any fiscal year of the Borrower and $15,000,000 in the aggregate, (iii) the deemed investment in Agecroft by virtue of its designation as an Unrestricted Subsidiary hereunder (provided that any such designation shall not involve the transfer of cash or any other assets from any Credit Party to Agecroft), and (iv) investments consisting solely of the Borrower's common or preferred stock (other than Disqualified Stock) in each of Management Sub and the Service Company Subs, in connection with the Management Opco Merger and the Service Company Mergers respectively, as otherwise permitted hereunder."

                  ww.      Section 8.7 of the Credit Agreement is hereby deleted
in its entirety and replaced with the following new Section 8.7:

                  "8.7.    RESTRICTED PAYMENTS.

                  (a) The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (i) to make dividends payable solely in the same class of Capital Stock of such Person, (ii) to make dividends or other distributions payable to the Borrower (directly or indirectly through Subsidiaries), (iii) the Borrower may declare and pay non-cash dividends (other than in the form of Disqualified Stock) in an aggregate amount not to exceed an amount necessary to maintain the Borrower's status as a REIT for its 1999 taxable year, and (iv) the Borrower may repurchase Equity Interests of the Borrower to the extent such repurchases are deemed to occur upon the exercise of stock options if such Equity Interests represent a portion of the exercise price thereof.

                  (b) Notwithstanding the foregoing, upon and after receipt by the Borrower of at least $100,000,000 in Net Cash Proceeds resulting from the issuance of any of the Borrower's common or preferred stock (other than Disqualified Stock), the Borrower will be permitted to declare and pay dividends as currently required by its series A preferred stock, provided that, at the time of declaration and payment thereof, no Default or Event of Default shall have occurred and be continuing."

                  xx. Section 8.9 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 8.9:

                  "8.9.    TRANSACTIONS WITH AFFILIATES.

                  Except for transactions permitted under Section 8.15, the Credit Parties will not permit any Consolidated Party to enter into or permit to exist any transaction or series of transactions with or for the benefit of any officer, director, shareholder, Unrestricted Subsidiary (other than, if applicable, Agecroft in connection with the Agecroft Securitization) or Affiliate of such Person (other than another Credit Party) other than (i) normal compensation and reimbursement of expenses of officers and directors,
         (ii) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Unrestricted Subsidiary or Affiliate and (iii) in connection with the Management Opco Merger and the Service Company Mergers."


                  yy.      Section 8.10 of the Credit Agreement is hereby
amended by adding, immediately following the words "affect the Lenders" in the last line thereof, the words "except, in the case of (b) only, as necessary to consummate the Management Opco Merger, the Service Company Mergers and the Change in Tax Status, as applicable. Notwithstanding the foregoing, subject to ensuring the continued and uninterrupted perfection and priority of the Administrative Agent's Lien on the Collateral, after consummation of the Management Opco Merger, the Borrower may change its name to "Corrections Corporation of America""

                  zz.      Section 8.13 of the Credit Agreement is hereby
amended by adding, immediately following the period at the end thereof, the sentence "Notwithstanding the foregoing, the Borrower may consummate the Headquarters Sale-Leaseback, provided that the Net Cash Proceeds thereof received by the Borrower shall be at least $12,000,000 and shall be applied in accordance with Sections 3.3(b)(ii) and (iii)."

                  aaa.     Section 8.14 of the Credit Agreement is hereby
deleted in its entirety and replaced with the following new Section 8.14:

                  "8.14.   NO FURTHER NEGATIVE PLEDGES.

                  The Credit Parties will not permit any Consolidated Party to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except pursuant to (1) provided the provisions thereof do not prohibit the Liens created under the Loan Documents, (a) the Senior Notes Documents and the Permitted Unsecured Debt Documents and any refinancing of any thereof otherwise permitted under this Credit Agreement that, with respect to the matters referred to in this Section 8.14, contain provisions no more restrictive on the Borrower and its Subsidiaries than the Indebtedness being refinanced,
         (b) the Agecroft Transaction Documents and (c) after consummation of the Management Opco Merger, the Management Opco Credit Agreement and the documentation governing any replacement credit facility, each as permitted by Section 7.14(B), and (2) this Credit Agreement and the other Credit Documents."

                  bbb.     Section 8.15 of the Credit Agreement is hereby
deleted in its entirety and replaced with the following new Section 8.15:

                  "8.15.   TRANSACTIONS WITH CCA ENTITIES.

                  Notwithstanding the provisions of Section 8.9, other than as necessary to consummate the Management Opco Merger (as required hereby) and the Service Company Mergers, the Credit Parties will not permit any Consolidated Party to make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make, amend or modify any transaction, contract, agreement, understanding, loan, advance or guarantee with, any CCA Entity (each, a "CCA Entity Transaction"), unless: (a) such CCA Entity Transaction is on terms that are no less favorable to such Credit Party or the relevant Consolidated Party than those that would have been obtained in a comparable transaction by the Credit Party or such Consolidated Party with an unrelated Person and
         (b) prior to the consummation of any CCA Entity Transaction or series of related CCA Entity Transactions involving aggregate consideration in excess of $5,000,000, the Aggregate Required Lenders shall have consented in writing to such CCA Entity Transaction or CCA Entity Transactions; provided, however, that the following transactions shall be deemed not to be CCA Entity Transactions: (i) amendments to any agreements with Management Opco that do not increase the total payments to be due to Management Opco thereunder by more than $5,000,000 in the aggregate for all such amended agreements, (ii) other amendments to lease agreements or management contracts that do not alter the rent provisions or economic terms of such agreements (including providing for any rent deferrals), (iii) payments or transactions pursuant to Existing CCA Entity Agreements and (iv) any new arrangement with respect to properties not under lease with any of the CCA Entities as of the Restatement Effective Date entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business, which is fair to the Borrower and its Restricted Subsidiaries in the reasonable opinion of a majority of the disinterested members of the Board of Directors of the Borrower. For the avoidance of doubt, the term "CCA Entity Transaction" shall include, without limitation, any amendment or modification of any of the Existing CCA Entity Agreements.

                  Upon and after consummation of the Management Opco Merger, this Section 8.15 shall have no further force or effect with respect to Management Opco. Upon and after consummation of the Service Company Mergers, this Section 8.15 shall have no further force or effect with respect to the Service Company Subs."

                  ccc.     Section 8 of the Credit Agreement is hereby further
amended by adding, immediately following section 8.16, the following new sections:

                  "8.17.   MINIMUM AVAILABILITY.

                  The Credit Parties will at no time permit Availability to be less than the Availability Reserve.

                  8.18.    CAPITAL EXPENDITURES.

                  The Credit Parties will not permit any capital expenditures for the construction of new facilities or the expansion of existing facilities, except for (i) certain specified capital expenditures to be made from May 1, 2000 through December 31, 2000, as listed on Schedule 8.18, with respect to certain properties under construction as of the Amendment Effective Date not exceeding in the aggregate $33,000,000, (ii) after consummation of the Rights Offering, Build-to-Suit Capital Expenditures not exceeding sixty percent (60%) of the Net Cash Proceeds of any such Rights Offering (with the remaining forty percent (40%) being applied in accordance with Section 3.3(b)(ii) and (iii)), and (iii) at any time after consummation of the Rights Offering that consolidated EBITDA for the immediately preceding fiscal quarter is at least $60,000,000, Build-to-Suit Capital Expenditures, provided that any such Build-to-Suit Capital Expenditures made under this clause (iii) shall not exceed $50,000,000 in the aggregate for any calendar year, provided that, in the case of either of (ii) or (iii) above, the overall capital expenditures budget for any particular project under which any such capital expenditures are made shall be reasonably satisfactory to the Required Lenders and the Required Tranche C Term Lenders."

                  ddd.     Section 9.1 of the Credit Agreement is hereby deleted
in its entirety and replaced with the following new Section 9.1:

                  "9.1.    EVENTS OF DEFAULT.

                  An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (a)      Payment.  Any Credit Party shall

                           (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

                           (ii) default, and such default shall continue for three (3) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

                  (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

                  (c)      Covenants.  Any Credit Party shall

                           (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.4, 7.9, 7.11, 7.12, 7.14 through 7.19, inclusive, 7.21, 7.22 or 8.1 through 8.18, inclusive; or

                           (ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1(a), (b), (c), (e), (l) or (o) and such default shall continue unremedied for a period of at least 5 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

                           (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of this
                  Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

                  (d) Other Credit Documents; Etc. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents or the Waiver and Amendment (subject to applicable grace or cure periods, if any), or (ii) except as a result of or in connection with a merger of a Subsidiary permitted under Section 8.4, any Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

                  (e) Guaranties. Except as the result of or in connection with a merger of a Subsidiary permitted under Section 8.4, the guaranty given by any Guarantor hereunder (including any Additional Credit Party) or any provision thereof shall cease to be in full force and effect, or any Guarantor (including any Additional Credit Party) hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

                  (f) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to any Consolidated Party; or

                  (g) Defaults under Other Agreements. With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $1,000,000 in the aggregate for the Consolidated Parties taken as a whole, (A)(1) any Consolidated Party shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur and continue or condition exist, the effect of which default or other event or condition is to cause, or permit the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                  (h) Judgments. Except to the extent confirming a settlement of a litigation not resulting in an Event of Default under
         Section 9.1(r), one or more judgments or decrees shall be entered against one or more of the Consolidated Parties involving a liability of $1,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (i) ERISA. Any of the following events or conditions shall occur, if such event or condition could reasonably be expected to have a Material Adverse Effect: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and
         Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Consolidated Party or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any Consolidated Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

                  (j) Management Opco Merger. The Management Opco Merger has not been validly and legally consummated on or before the Management Opco Merger Date; or

                  (k) Management Opco Credit Agreement. There shall occur an Event of Default (as defined in the Management Opco Credit Agreement) under the Management Opco Credit Agreement; or

                  (l) Lease Agreements. There shall occur (i) an event of default under the Master Lease (subject to applicable grace or cure periods, if any), (ii) any payment default (beyond any applicable grace period) under any lease agreement (not including the Master Lease) between the Borrower and Management Opco (each such lease agreement (including the Master Lease), a "Lease Agreement") or (iii) any shortening or limitation on the term of any Lease Agreement if, after giving effect thereto, such Lease Agreement would not comply with
         Section 7.15; or

                  (m) License Agreements. Any of the Opco License Agreement, the Service Company A License Agreement or the Service Company B License Agreement shall be terminated or canceled, except in connection with the Management Opco Merger or the Service Company Mergers, as required hereby; or

                  (n)      Ownership.  There shall occur a Change of Control; or

                  (o) Amendments. Management Opco shall (a) enter into any amendment of the Management Opco Credit Agreement (other than the termination thereof in connection with the Management Opco Merger) which would (i) reduce the committed amount of financing available under the Management Opco Credit Agreement, (ii) decrease or shorten the maturity date of the loans under the Management Opco Credit Agreement, (iii) increase the rate at which interest is payable on the loans under the Management Opco Credit Agreement, (iv) cause the financial covenants in the Management Opco Credit Agreement to be more restrictive with respect to Management Opco than those financial covenants in effect as of the Closing Date, or (b) refinance the indebtedness under the Management Opco Credit Agreement on terms and conditions less favorable to Management Opco or the Borrower than such existing indebtedness under the Management Opco Credit Agreement; or

                  (p) Management Consultant. At any time prior to the appointment of and commencement of duties by the New CEO, the Borrower shall fail, for a period of more than ten (10) consecutive Business Days, to keep currently retained a management consultant (reporting to the Board of Directors) reasonably satisfactory to the Administrative Agent; or

                  (q) Management. At any time after November 15, 2000, a person or persons reasonably satisfactory to the Required Lenders and Required Tranche C Term Lenders fails to serve in the capacities of Chief Executive Officer (the "New CEO") and Chief Financial Officer of the Borrower; or

                  (r) Shareholder Litigation. In addition to the provisions set forth in (h) above, the Borrower settles any shareholder litigation or similar dispute for any cash amount not otherwise fully covered by the Borrower's directors and officers or other insurance; or

                  (s) MDP Note Purchase Agreement. There occurs at any time after the Amendment Effective Date, a "Repurchase Right Event" or a "Termination Event" (each as defined in the MDP Note Purchase Agreement); or

                  (t) Access by Financial Consultants. At any time prior to the appointment of and commencement of duties by the New CEO, Ernst & Young or another financial advisor retained by or on behalf of the Administrative Agent fails to have, in the opinion of the Administrative Agent, reasonable access during normal business hours to the Borrower (including its affiliates), the other Credit Parties (including their affiliates), and their respective officers, facilities, books and records; or

                  (u) Filing of Proxy. The Borrower (i) fails to file the Proxy with the SEC on or before July 1, 2000, or (ii) fails to distribute the Proxy to all of the Borrower's shareholders on or before August 1, 2000 (subject to completion of SEC review); or

                  (v) Rights Offering. The Borrower fails to use commercially reasonable efforts to consummate the Rights Offering on or before December 31, 2000."

                  eee.     Section 11.1 of the Credit Agreement is hereby
amended by replacing the name "Doctor R. Crants" with the name "Thomas W. Beasley" in the address block for the Credit Parties therein and by replacing the name "Michael O'Brien" with the name "Andrew Keith" in the address block for the Administrative Agent therein.

2. Conditions to Effectiveness. The effectiveness of this Agreement is conditioned upon satisfaction of the following conditions precedent:

         a. the Administrative Agent shall have received signed written authorization from the Required Lenders and Required Tranche C Term Lenders to execute this Agreement, and shall have received counterparts of this Agreement signed by the Borrower and the other Credit Parties;

         b. each of the representations and warranties in Section 7 below shall be true and correct in all material respects;

         c. after giving effect to the waivers set forth in Section 2 hereof, no Default or Event of Default (other than by virtue of the MDP Defaults and the PMI Defaults, as provided in Section 3 above) shall have occurred and be continuing under the Credit Agreement or any other Credit Document;

         d. in consideration of the consents, waivers and amendments contained in this Agreement, the Borrower shall have paid to the Administrative Agent on the Amendment Effective Date, for the pro rata account of the Lenders, a fee equal to 0.75% of the sum of the Revolving Committed Amount, the outstanding Term Loans and the Outstanding Tranche C Term Loans, which fee may be paid out of the proceeds of a borrowing of Revolving Loans made on the Amendment Effective Date;

         e. the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Amendment Effective Date;

         f. the Administrative Agent and the Lenders will have received legal opinions from (i) Simpson Thacher & Bartlett, (ii) Miles & Stockbridge, and (iii) Stokes & Bartholomew, each in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Amendment Effective Date and addressed to each of the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent, the Lead Arranger and the Lenders;

         g. all defaults of Management Opco under the Management Opco Credit Agreement shall have been waived pursuant to a form of waiver attached hereto as Exhibit C;

         h. the Borrower shall have hired a management consultant (reporting to the Board of Directors) reasonably satisfactory to the Administrative Agent and such consultant will be currently engaged on behalf of the Borrower;

         i. the Required Lenders and the Required Tranche C Term Lenders shall be satisfied with the continued perfection and priority of the Liens of the Administrative Agent on the Collateral and will have received such title insurance endorsements and other documents and agreements as they may reasonably require;

         j. the Borrower shall have provided to the Administrative Agent the Statement of Sources and Uses;

         k. the Borrower shall have provided to the Administrative Agent copies of the Borrower's currently effective directors and officers insurance policies;

         l. each of the Business Development Agreement, the Tenant Incentive Agreement and the Services Agreement shall have been amended, subject to the receipt within 30 days after the Amendment Effective Date of any required fairness opinions, to provide for the deferral of the payment of all fees due under such agreements from Prison Realty to Management Opco until such agreements are terminated at the time of the Management Opco Merger;

         m. the Administrative Agent shall have received executed Joinder Agreements (with all schedules attached), financing statements, organizational documents, board resolutions and other documentation with respect to Management Sub and the Service Company Subs as deemed reasonably necessary by the Administrative Agent; and

         n. the Administrative Agent shall have received satisfactory evidence that the execution, delivery and performance of this Agreement (including, without limitation the amendments to the Credit Agreement contained herein) have been duly approved by all necessary corporate action of each Credit Party.

    3. Representations and Warranties. The Borrower and each of the other Credit Parties represents and warrants to the Administrative Agent and the Lenders as follows:

         a. Authority. Each of the Credit Parties has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower and each other Credit Party of this Agreement, the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of each such Person are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

         b. Enforceability. This Agreement has been duly executed and delivered by the Borrower and the other Credit Parties. Each of this Agreement and, after giving effect to this Agreement, the Credit Agreement and the other Credit Documents is the legal, valid and binding obligation of each Credit Party hereto and thereto, enforceable against such Credit Party in accordance with its terms, and is in full force and effect. Neither the execution, delivery or performance of this Agreement or of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral. The waivers, consents and amendments with respect to the Credit Agreement contained herein have been validly approved as required under Section 11.6 and 11.6A of the Credit Agreement and such waivers, consents and amendments are binding on the Lenders.

                  c. Representations and Warranties. After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

                  d. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor performance of and compliance with the terms and provisions hereof by such Credit Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound (including, without limitation, the Senior Notes Indenture, the MDP Note Purchase Agreement, the PMI Note Purchase Agreement and the Management Opco Credit Agreement), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

                  e. No Default. After giving effect to the waivers set forth in Section 3 hereof, no Default or Event of Default (other than by virtue of the MDP Defaults and the PMI Defaults, as provided in Section 2 above) shall have occurred and be continuing under the Credit Agreement or any other Credit Document.

         8. Reference to and Effect on Credit Agreement.

                  a. Upon and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

                  b. Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Credit Party Obligations under and as defined therein, in each case as modified hereby.

                  c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

         9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         10. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         12. Release of Claims. Each of the Credit Parties, hereby acknowledges and agrees that it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever arising out of the Credit Agreement or the other Credit Documents that can be asserted to reduce or eliminate all or any part of the liability of such Credit Party to repay any Secured Party, as provided in the Credit Agreement and the other Credit Documents or to seek affirmative relief or damages of any kind or nature from any Secured Party arising out of the Credit Agreement or the other Credit Documents. Each Credit Party hereby voluntarily and knowingly releases and forever discharges each of the Secured Parties, and each Secured Party's predecessors, agents, employees, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs, or expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the effective date of this Agreement, which such Credit Party may now or hereafter have against any such Secured Party, and such Secured Party's predecessors, agents, employees, successors and assigns, if any, in each case arising out of the Credit Agreement or the other Credit Documents, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under the Credit Agreement or the other Credit Documents, and the negotiation and execution of this Agreement.

         To the extent that such laws may be applicable, the Credit Parties waive and release any right or defense which they might otherwise have under any law of any applicable jurisdiction which might limit or restrict the effectiveness or scope of any of their waivers or releases hereunder.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                   PRISON REALTY TRUST, INC.,
                                   a Maryland corporation


BORROWER:                          By: /s/ Thomas W. Beasley
                                      ------------------------------------------
                                   Name: Thomas W. Beasley
                                        ----------------------------------------
                                   Title: Chairman of the Board of Directors
                                         ---------------------------------------
                         [Other Signature Pages Follow]

SUBSIDIARY                         PRISON REALTY MANAGEMENT, INC.,
GUARANTORS:                        a Tennessee corporation


                                   By: /s/ Vida H. Carroll
                                      ------------------------------------------
                                   Name: Vida H. Carroll
                                        ----------------------------------------
                                   Title: Secretary
                                         ---------------------------------------

                         [Other Signature Pages Follow]

                                   CCA ACQUISITION SUB, INC.,
                                   a Tennessee corporation


                                   By: /s/ Darrell K. Massengale
                                      ------------------------------------------
                                   Name: Darrell K. Massengale
                                        ----------------------------------------
                                   Title: President
                                         ---------------------------------------

                         [Other Signature Pages Follow]

                                   PMSI ACQUISITION SUB, INC.,
                                   a Tennessee corporation


                                   By: /s/ Darrell K. Massengale
                                      ------------------------------------------
                                   Name: Darrell K. Massengale
                                        ----------------------------------------
                                   Title: President
                                         ---------------------------------------

                         [Other Signature Pages Follow]

                                   JJFMSI ACQUISITION SUB, INC.,
                                   a Tennessee corporation



                                   By: /s/ Darrell K. Massengale
                                      ------------------------------------------
                                   Name: Darrell K. Massengale
                                        ----------------------------------------
                                   Title: President
                                         ---------------------------------------

                         [Other Signature Pages Follow]

                                   LEHMAN COMMERCIAL PAPER INC.,
                                   as Administrative Agent, on behalf of the Required Lenders and the Required Tranche C Term Lenders


                                   By: /s/ G. Andrew Keith
                                      ------------------------------------------
                                      Name: G. Andrew Keith
                                           -------------------------------------
                                      Title: Authorized Signatory
                                            ------------------------------------